UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ANN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

7 TIMES SQUARE

NEW YORK, NEW YORK 10036

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of ANN INC. to be held on Thursday, May 30, 2013 at 8:00 A.M., local time, at our offices at 7 Times Square, 5th Floor, New York, New York 10036.

The following pages include a formal notice of the meeting and the proxy statement. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. You may vote your shares through any of the voting options available to you as described in this proxy statement.

We hope you will exercise your rights as a stockholder and fully participate in ANN INC.’s future. On behalf of management and our Board of Directors, we thank you for your continued support of ANN INC.

Sincerely,

Kay Krill

President and Chief Executive Officer

New York, New York

April 11, 2013

7 TIMES SQUARE

NEW YORK, NEW YORK 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

To the Stockholders of ANN INC.:

The 2013 Annual Meeting of Stockholders of ANN INC. (the “Company”) will be held at 8:00 A.M., local time, on Thursday, May 30, 2013, at the Company’s offices at 7 Times Square, 5th Floor, New York, New York 10036, for the following purposes:

1.	To elect to the Board of Directors of the Company the three Class I directors named in the attached proxy statement;

2.	To approve, by non-binding, advisory vote, the Company’s executive compensation (commonly referred to as “Say on Pay”);

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year;

4.	To approve amendments to the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors;

5.	To approve amendments to the Company’s 2003 Equity Incentive Plan; and

6.	To conduct such other business as may properly come before the meeting.

Stockholders who hold our common stock at the close of business on April 2, 2013 are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Katherine H. Ramundo

Secretary

New York, New York

April 11, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 30, 2013

This proxy statement and our 2012 Annual Report to stockholders are available at www.proxyvote.com.

Your vote is important. Proposals 1, 2, 4 and 5 in this proxy statement are deemed non-routine matters, and accordingly, if you hold your shares through a bank, brokerage firm or other financial institution and do not provide that firm with voting instructions, the firm is not allowed to vote those shares on your behalf.   For this reason, it is critical that you cast your vote if you want it to count.

Whether or not you attend the meeting in person, please follow the instructions you received to vote your shares to ensure that your shares are represented at the meeting. If you wish to attend the Annual Meeting, please see the instructions on page 2 of this proxy statement.

You may minimize impact on the environment by eliminating paper proxy mailings. With your consent, we will provide all future proxy voting materials and annual reports to you electronically. Instructions for consenting to electronic delivery can be found on your proxy card. Your consent to receive stockholder materials electronically will remain in effect until cancelled by you.

7 TIMES SQUARE

NEW YORK, NEW YORK 10036

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

We are furnishing this proxy statement and the accompanying proxy to the stockholders of ANN INC., a Delaware corporation (the “Company”), in connection with solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements of that meeting. The Annual Meeting will be held at 8:00 A.M., local time, on Thursday, May 30, 2013, at our offices located at 7 Times Square, 5th Floor, New York, New York 10036.

This proxy statement and the proxies solicited by this proxy statement will be made available to stockholders on or about April 11, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting. In addition, the Company’s management will report on the Company’s performance during 2012 and respond to questions from stockholders.

What is a proxy?

A proxy is a document, also referred to as a proxy card, on which you authorize someone else to vote for you at the upcoming Annual Meeting in the way that you want to vote. You may also choose to abstain from voting. The Board is soliciting your vote as indicated in this proxy statement and on your proxy card.

Who is entitled to vote?

You can vote if you were a holder of our common stock at the close of business on April 2, 2013 (the “Record Date”). At the close of business on the Record Date, there were 47,176,741 shares of common stock outstanding. Each common share has one vote.

How do I vote?

If you are a stockholder of record on the Record Date and hold your shares in your own name, you have three ways to vote and submit your proxy before the Annual Meeting:

•	By mail—If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

•

By Internet—We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com. Even though you may have received paper copies of the proxy materials, you may vote online by going to www.proxyvote.com and entering your control number, which is a 12-digit number located in a box on your proxy card that is included with your proxy materials.

•

By telephone—You may vote and submit your proxy by calling (800) 690-6903 and providing your control number, which is a 12-digit number located in a box on your proxy card that is included with your proxy materials.

If you hold your shares through an account with a bank, brokerage firm or other financial institution, your ability to vote over the Internet or by telephone depends on the voting procedures of that firm. Please follow the directions provided to you by that firm.

All shares that are represented by properly executed proxies and received in time for voting at the Annual Meeting (and that have not been revoked) will be voted as instructed on the proxy. If your shares are held by you as a record holder and no specific choices are indicated, the shares represented by your properly completed and executed proxy will be voted FOR the election of the Board nominees for Class I directors (Proposal 1) and in favor of Proposals 2, 3, 4 and 5. If your shares are held through a bank, brokerage firm or other financial institution, your broker may not vote on Proposals 1, 2, 4 and 5, the non-routine matters, without your instructions, as explained on page 3 of this proxy statement. Should any matter not described above be properly presented at the meeting, the persons named in the proxy will vote in accordance with their judgment as permitted.

If you choose to vote your ANN INC. shares at the Annual Meeting and these shares are held for you through a bank, brokerage firm or other financial institution, you must obtain a legal proxy from that firm and bring it with you to hand in with your ballot in order to be able to vote your shares at the meeting.

If you sign and submit the enclosed proxy card or vote through the Internet or by telephone before the Annual Meeting, you may still attend the meeting.

Where will the Annual Meeting be held and what do I need to do to attend?

The meeting will be held at the Company’s corporate headquarters located at 7 Times Square, 5th Floor, New York, New York 10036 at 8:00 A.M., local time, on Thursday, May 30, 2013. To attend the meeting, if you own your ANN INC. shares through a bank, brokerage firm or other financial institution, you must bring proof of ownership of your shares as of the Record Date, such as a statement from your broker. If you are a stockholder of record and accordingly hold your ANN INC. shares in your own name, you must bring the Admissions Ticket section of the proxy card that you received with your proxy materials. If you are a stockholder of record and previously consented to electronic delivery of the proxy materials, to attend the meeting in person, you must request a paper copy of the proxy card in advance of the meeting and bring the Admissions Ticket section of the card. You may request the paper proxy card by contacting the Corporate Secretary at corporate_secretary@anninc.com or (212) 536-4229 by May 23, 2013. All stockholders must bring government-issued picture identification to enter the meeting. You may obtain directions to attend the meeting by contacting the Corporate Secretary at the same email address and phone number. In addition, if due to a disability, you need an accommodation to attend, please contact the Corporate Secretary by Friday, May 10, 2013.

Who votes for me if I own my shares through the Company’s Associate Discount Stock Purchase Plan or the 401(k) Savings Plan?

The plan custodian or trustee, as the case may be, votes in accordance with your instructions. If you own shares through the Associate Discount Stock Purchase Plan and the custodian does not receive your properly completed and executed proxy with your voting instructions by 11:59 P.M. Eastern Daylight Time (EDT) on May 28, 2013, the custodian will not vote your shares.

If you own shares through the 401(k) Savings Plan and the trustee does not receive your properly completed and executed proxy with your voting instructions by 11:59 P.M. EDT on May 27, 2013, the trustee will vote your shares in the same proportion as it voted shares for which it received instructions.

On what matters may I vote?

At the Annual Meeting, you will be able to vote on the:

•	election of the three Class I directors to the Board;

•	Company’s executive compensation (“Say on Pay”);

•	ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the 2013 fiscal year;

•	approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to eliminate the classification of the Company’s Board of Directors;

•	approval of amendments to the Company’s 2003 Equity Incentive Plan; and

•	transaction of any other business as may properly come before the meeting or any adjournments, continuations or postponements of the meeting.

We do not expect any other matters requiring a vote of the stockholders to be presented at the Annual Meeting, but if another matter is properly submitted, the individuals named in the proxy intend to vote on those matters in accordance with their best judgment.

How does the Board recommend I vote?

The Board recommends a vote:

•	FOR each of the three nominees for the Board of Directors;

•	FOR approval of the Company’s executive compensation (“Say on Pay”);

•	FOR ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the 2013 fiscal year;

•	FOR approval of the amendments to the Company’s Certificate of Incorporation to eliminate the classification of the Company’s Board of Directors; and

•	FOR approval of amendments to the Company’s 2003 Equity Incentive Plan.

How many shares must be present to conduct a meeting?

A quorum is necessary to hold a valid meeting of stockholders. The presence, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. All abstentions and broker non-votes will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting.

What is a “broker non-vote”?

If your shares are held in the name of a bank, brokerage firm or other financial institution, your shares may be voted even if you do not provide your broker with voting instructions. These firms have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. However, when a proposal is not a “routine” matter under the New York Stock Exchange rules and your broker has not received your voting instructions with respect to that proposal, the firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Proposal 3, the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the 2013 fiscal year, is a routine matter for which the bank, brokerage firm or other financial institution who holds your shares can vote your shares even if it has not received instructions from you. The four other proposals in this proxy statement are non-routine matters and accordingly, your broker cannot vote your shares on those proposals without your instructions.

How are broker non-votes counted?

Shares represented by broker non-votes will be counted in determining whether there is a quorum. Shares represented by broker non-votes will not be counted as shares present and voting on a specific proposal, thus having no effect on the outcome of that proposal.

What happens if I abstain?

A share voted “abstain” with respect to any proposal is considered as present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Accordingly, for Proposal 1, abstentions will have no effect on the outcome of the proposal. For Proposals 2, 3, 4 and 5, however, abstentions will be counted as votes against those proposals.

How many votes are required to pass a proposal?

•	For Proposal 1, in order for a director nominee to be elected, the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee;

•

For Proposal 2, the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting will be deemed to be stockholders’ non-binding approval with respect to our executive compensation;

•

For Proposal 3, the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for stockholders’ ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for 2013;

•

For Proposal 4, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting is required to approve amendments to the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors; and

•

For Proposal 5, the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for approval of amendments to the Company’s 2003 Equity Incentive Plan, and the total votes cast must represent over 50% of all shares entitled to vote on the proposal. For purposes of such 50% requirement, broker non-votes will be treated as shares entitled to vote as to which no vote is cast.

Can I change my vote after I have voted?

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. A later vote by any means will cancel an earlier vote. The last vote we receive before the Annual Meeting will be the vote counted. You may change your vote in any of the following ways:

•	You may revoke your proxy by sending written notice before the Annual Meeting to the Company’s Corporate Secretary at ANN INC., 7 Times Square, New York, NY 10036;

•	You may send the Company’s Corporate Secretary (to the address indicated above) a signed proxy, dated later than the original proxy, before the Annual Meeting;

•

If you voted through the Internet or by telephone, you may vote again over the Internet or by telephone by 11:59 P.M., EDT on May 29, 2013, and if you are voting shares held through the Company’s Associate Discount Stock Purchase Plan, by 11:59 P.M. EDT on May 28, 2013, and through the Company’s 401(k) Savings Plan, by 11:59 P.M. EDT on May 27, 2013;

•	You may attend the Annual Meeting in person and vote. However, attending the Annual Meeting, in and of itself, will not change an earlier vote; or

•

If your shares are held in an account at a bank, brokerage firm or other financial institution, you may contact your bank, broker or financial institution, as the case may be, to change your vote or obtain a legal proxy to vote your shares if you wish to cast your votes in person at the Annual Meeting.

Who pays for soliciting the proxies?

The Company pays the cost of soliciting the proxies. We have retained Morrow & Co., LLC (“Morrow”), a professional soliciting organization located at 470 West Ave., Stamford, CT 06902, to assist us in soliciting the proxies from brokerage firms, custodians and other fiduciaries. The Company expects the fees paid to Morrow to be approximately $9,500. In addition, the Company’s directors, officers and employees may, without additional compensation, also solicit proxies by mail, telephone, Internet, personal contact, facsimile or through similar methods.

CORPORATE GOVERNANCE

Board Committees

The Board of Directors has established the following committees to assist the Board in discharging its responsibilities: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each committee is composed entirely of independent directors, as defined by the New York Stock Exchange listing standards and applicable law. The committees on which the independent directors serve as of the date of this proxy statement are set forth below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James J. Burke, Jr.	*		*
Michelle Gass		*
Dale W. Hilpert		**
Ronald W. Hovsepian	*	*	**
Linda A. Huett			*
Kay Krill
Michael C. Plansky	*
Stacey Rauch			*
Michael W. Trapp	**
Daniel W. Yih	*

*	Member

**	Chair

Independence

Under our Corporate Governance Guidelines, at least a majority of our Board members must meet the independence requirements of the New York Stock Exchange’s listed company rules and applicable law. With nine independent, non-employee directors out of ten current Board members, we have satisfied this requirement. As required by the New York Stock Exchange rules, the Board evaluates annually the independence of our directors by determining whether a director or any member of his or her immediate family has, either directly or indirectly, any material relationship with the Company.

In accordance with the New York Stock Exchange rules, a director is not independent if:

•	The director is or has been within the last three years an employee of the Company.

•	An immediate family member of the director is or has been within the last three years an executive officer of the Company.

•

The director has received more than $120,000 in direct compensation from the Company during any twelve-month period within the last three years. This excludes director and committee fees or other forms of deferred compensation for prior service.

•	An immediate family member of the director has received more than $120,000 in direct compensation from the Company during any twelve-month period within the last three years.

•	The director or an immediate family member of the director is a current partner of the Company’s external auditor.

•	The director is a current employee of the Company’s external auditor.

•	An immediate family member of the director is a current employee of the Company’s external auditor and personally works on the Company’s audit.

•

Within the last three years, the director or immediate family member of the director was a partner or employee of the Company’s external auditor and personally worked on the Company’s audit during that time.

•

The director or immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company at which any of the Company’s present executive officers at the same time serves or served on the other company’s compensation committee.

•

The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company’s consolidated gross revenues.

In making its independence determinations, the Board considers and broadly evaluates all information provided by each director in response to a detailed questionnaire concerning his or her independence and any direct or indirect business, family, employment, transaction, or other relationship or affiliation of that director with the Company.

As part of its analysis to determine director independence during fiscal year 2012, the Board considered Mr. Yih’s position as Chief Operating Officer of Starwood Capital Group (“Starwood”), which manages funds that invest in retail properties across the United States, including some malls where the Company’s stores are located. The Board of Directors has determined that Mr. Yih’s position at Starwood does not impair his independence as a director of the Company.

The independent directors during fiscal year 2012 were:

•	James J. Burke, Jr.;

•	Michelle Gass;

•	Dale W. Hilpert;

•	Ronald W. Hovsepian;

•	Linda A. Huett;

•	Michael C. Plansky;

•	Stacey Rauch;

•	Michael W. Trapp; and

•	Daniel W. Yih.

Ms. Krill is a non-independent director.

As stated above, Mr. Hovsepian is the Chairman of the Board and Ms. Krill is the Company’s Chief Executive Officer. The Company feels this structure is appropriate at this time because it is beneficial to have an independent chairman whose responsibility is leading the Board and focusing on the Board’s oversight responsibilities, while allowing our Chief Executive Officer to focus on managing and growing our business.

Board and Committee Oversight of Risk

The Board exercises risk oversight through its interactions with management and through extensive discussions among the Board members. The Board meets regularly with management to discuss and consider potential risks that the Company may be facing. The Audit Committee of the Board evaluates the Company’s financial risks with input from management and Deloitte, and reports any such risk matters to the entire Board for discussion and decision-making. The full Board considers operational risks of the Company. In addition, as discussed in the Compensation Discussion and Analysis section (the “CD&A”) of this proxy statement, the Compensation Committee considers risks associated with the Company’s compensation programs and works closely with its compensation consultant to ensure that the Company’s compensation programs and practices incentivize our executives and other associates to act in the best interests of the Company’s stockholders. Mr. Hovsepian, a member of both the Audit and Compensation Committees, is able to share with each Committee any risks the other Committee is evaluating.

Board Committee Functions

The functions of the standing committees are as follows:

Audit Committee

The purpose of the Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is to assist the Board of Directors in fulfilling its obligations regarding the accounting, auditing, financial reporting, internal control over financial reporting and legal compliance functions of the Company and its subsidiaries. The Audit Committee’s principal functions include assisting the Board of Directors in its oversight of the:

•	integrity of the Company’s financial statements;

•	major financial risk exposures and the steps the Company is taking to monitor and control those risks;

•	Company’s compliance with legal and regulatory requirements;

•	qualifications, independence and performance of the Company’s independent registered public accounting firm; and

•	performance of the Company’s internal audit function.

The Audit Committee also prepares the Audit Committee Report for inclusion in the proxy statement. See “Audit Committee Report.”

In the judgment of the Board of Directors, each member of the Audit Committee is financially literate and has accounting or related financial management expertise. In addition, the Board of Directors has determined that Messrs. Plansky, Trapp and Yih each qualifies as an “audit committee financial expert” within the meaning of the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”). In addition, the Board has determined that all members of the Audit Committee are “independent,” as required by SEC rules and the listing standards of the New York Stock Exchange.

The Audit Committee meets from time to time in separate executive sessions with each of the representatives of Deloitte, the Company’s independent registered public accounting firm, the Chief Financial Officer, the General Counsel and the Vice President of Internal Audit.

Compensation Committee

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation for the Company’s Chief Executive Officer, senior management and such other key management employees as the Compensation Committee may determine to ensure that management’s interests are aligned with the interests of stockholders of the Company. The Compensation Committee is also responsible for determining compensation for non-employee directors. The Committee’s principal functions include:

•	establishing the Company’s compensation philosophy and practices;

•	reviewing and approving compensation of the Chief Executive Officer and other key executives to ensure that it is tied to performance;

•	setting compensation of non-employee directors;

•	reviewing the Company’s compensation programs to determine whether they incent executives to take unnecessary and excessive risks;

•	reviewing and approving appropriate performance metrics under the Company’s incentive compensation plans and determining amounts to be paid to key executives based on performance levels achieved;

•	making recommendations to the Board of Directors with respect to proposed employee benefit plans, incentive compensation plans and equity-based plans; and

•

reviewing and participating with management in the preparation of the CD&A and preparing the Compensation Committee Report for inclusion in the proxy statement in accordance with the rules and regulations of the SEC.

During fiscal year 2012, the Compensation Committee retained Frederic W. Cook & Co., Inc., a nationally recognized compensation consultant, to advise it on executive compensation. The Compensation Committee considered whether there were any conflicts of interest with Frederic W. Cook & Co., Inc. and determined that its work did not raise any conflict of interest. See the CD&A for further information regarding processes and procedures for the determination of executive compensation and the “Director Compensation” section of this proxy statement for further information regarding non-employee director compensation.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to provide assistance to the Board of Directors in corporate governance matters and in determining the proper size and composition of the Board. The Nominating and Corporate Governance Committee’s principal functions include:

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors nominees for directors for each annual meeting of stockholders and nominees for election to fill any vacancies on the Board of Directors;

•	developing and recommending to the Board of Directors corporate governance principles applicable to the Company; and

•	leading the annual review of the Board’s performance.

The Nominating and Corporate Governance Committee will consider (in consultation with the Chairman of the Board) and recruit candidates to fill positions on the Board, including vacancies resulting from the removal, resignation or retirement of any director, an increase in the size of the Board of Directors or otherwise. In considering potential nominees to the Board, the Nominating and Corporate Governance Committee evaluates each potential candidate against its then-current criteria for selecting new directors. Those criteria include, at a minimum, any requirements of applicable law or listing standards, as well as consideration of a candidate’s strength of character, judgment, business experience, specific areas of expertise, factors relating to the composition of the Board (including its size and structure) and principles of diversity. In addition, the Nominating and Corporate Governance Committee will consider each potential candidate in light of the core competencies that the Committee believes should be represented on the Board of Directors and will also consider the mix of directors and their individual skills, experiences and diverse perspectives to ensure that the composition of the Board is appropriate to carry out its duties.

Diversity of the Company’s Board members is one of the principal factors that the Nominating and Corporate Governance Committee takes into account when considering potential Board nominees. Since the Company is in the women’s apparel business, the Nominating and Corporate Governance Committee, as well as the entire Board, considers that a woman’s perspective is important to the business and should be reflected in the Board composition. Currently, four out of our ten Board members are women.

The Company’s Nominating and Corporate Governance Committee also retains from time to time, at the Company’s expense, search firms to identify candidates, including for the purpose of performing background reviews of potential candidates. The Committee provides guidance to search firms it retains about the particular qualifications the Board is then seeking.

Stockholders may recommend candidates for nomination to the Board of Directors for consideration by the Nominating and Corporate Governance Committee by submitting in writing to the following address the information required by our bylaws for director nominees: Corporate Secretary, ANN INC., 7 Times Square, New York, NY 10036. All the director candidates, including those recommended by stockholders, are evaluated on the same basis. The Nominating and Corporate Governance Committee will review any candidate recommended by a stockholder of the Company in light of the Committee’s criteria for selection of new directors.

Committee Charters

The charters for the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available free of charge on the Company’s website at http://investor.anninc.com.

Executive Sessions of Non-Employee Directors

The Company’s independent directors meet separately in executive session without the Chief Executive Officer or other representatives of management. These meetings occur at each regularly scheduled in-person Board meeting in accordance with the Company’s Corporate Governance Guidelines. Mr. Hovsepian, the Non-Executive Chairman of the Board, presides at the executive sessions.

Director Attendance

The Company’s Board of Directors held seven meetings in fiscal year 2012. The Audit Committee held five meetings, the Compensation Committee held six meetings, and the Nominating and Corporate Governance Committee held four meetings in fiscal year 2012. Our directors attended all of the Board meetings and meetings of the Committees of the Board on which he or she served, except one director missed a Board meeting and one director missed a Committee meeting.

It is the Company’s policy that all directors attend the Company’s Annual Meeting of Stockholders. All then-current directors attended the 2012 Annual Meeting of Stockholders, and it is anticipated that the nine director nominees and incumbent directors identified in Proposal 1 will attend the 2013 Annual Meeting of Stockholders.

Corporate Governance Guidelines

The Board adopted the Corporate Governance Guidelines to assist it in the exercise of its responsibilities. The Company’s Corporate Governance Guidelines are available free of charge on the Company’s website at http://investor.anninc.com.

Related Person Transactions Policy and Procedures

It is the written policy of the Board of Directors that the Audit Committee consider any related person transaction which is required to be disclosed under the rules of the SEC, and based on its review, recommend to the Board whether the transaction should be approved. Members of the Board who have no financial interest in the transaction then determine whether that transaction should be approved or not. For purposes of this policy, the terms “transaction” and “related person” have the meanings contained in Item 404 of Regulation S-K. In determining whether the transaction should be approved or ratified by the Board, the Audit Committee and the Board consider:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction;

•	the significance of the transaction to the related person;

•	the significance of the transaction to the Company;

•	whether the transaction would impair the judgment of a Board member or an executive officer to act in the best interest of the Company; and

•	any other matters the Audit Committee or Board deems appropriate.

Any Audit Committee or Board member who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification, provided, however, that such director may be counted in determining the presence of a quorum at the Audit Committee or Board meeting at which the transaction is being considered.

Related Person Transactions

During fiscal year 2012, the Company was not a participant in any related person transaction requiring disclosure under Item 404 of Regulation S-K.

Business Conduct Guidelines

The Company has Business Conduct Guidelines that apply to all its associates, including its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Controller, as well as members of the Company’s Board of Directors. The Business Conduct Guidelines are available on the Company’s website at http://investor.anninc.com. Any updates or amendments to the Business Conduct Guidelines, as well as any waiver from the Business Conduct Guidelines granted to an executive officer (including the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Controller), will also be posted on the website.

Communications with the Board of Directors

Stockholders and other interested parties may write to the Non-Executive Chairman of the Board or the non-employee directors as a group at the following address:

Ronald W. Hovsepian, Non-Executive Chairman

ANN INC.

7 Times Square

New York, NY 10036

Or

Non-Employee Directors

ANN INC.

7 Times Square

New York, NY 10036

You may also report issues regarding accounting, internal accounting controls or auditing matters to the Company’s Board of Directors by writing to the above address or by calling the ANN INC. Financial Integrity Reporting Line at (877) 846-8915. A call to this telephone line is anonymous and free, and this line is available 24 hours per day. Information about how to contact the Board and the Financial Integrity Reporting Line is also available on the Company’s website at http://investor.anninc.com.

Information on the Company’s website is not incorporated by reference into this proxy statement.

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

The Board of Directors of the Company is presently composed of ten members and the directors are divided into three classes, designated Class I, Class II and Class III, each serving staggered three-year terms. In accordance with our Corporate Governance Guidelines, Michael W. Trapp having reached the mandatory retirement age of 72 will not stand for re-election at our Annual Meeting.

The Board of Directors has nominated for re-election Michelle Gass, Michael C. Plansky and Daniel W. Yih (the “Nominees”) as Class I directors to serve three-year terms ending at the Annual Meeting to be held in 2016, or until their respective successors are elected and qualified. Ms. Gass, Mr. Plansky, and Mr. Yih have consented to serve as directors if elected at the Annual Meeting. If for any reason, any of these Nominees become unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies in the proxy will have the authority to vote for substitute nominees. The Company does not anticipate that any of the Nominees will be unable or unwilling to serve.

The Board of Directors has determined that Ms. Gass, Mr. Plansky and Mr. Yih are “independent” under the New York Stock Exchange listed company rules and applicable law.

The Board of Directors recommends that stockholders vote

“FOR” the Company’s Nominees for Class I Directors.

Set forth below is a brief biography of each Nominee for election as a Class I director and of all other members of the Board of Directors, which illustrates the value each brings as a director. In addition, each of our directors has a prominent professional reputation, leadership skills and extensive business expertise and possesses other key attributes necessary to be an effective director: integrity, analytical skills and a willingness and ability to devote adequate time to Board duties.

Nominees for Election as Class I Directors

Term Expiring 2016

Michelle Gass, age 45. Ms. Gass has been a director of the Company since 2008. Since October 2011, she has been President of Starbucks Europe, Middle East and Africa at Starbucks Coffee Company (“Starbucks”). From September 2009 to October 2011, she was President of Seattle’s Best Coffee, also a division of Starbucks. From December 2008 until then, she was Executive Vice President, Marketing and Category, at Starbucks and prior to that had been Senior Vice President, Marketing and Category, since August 2008. From January 2008 to July 2008, Ms. Gass was Senior Vice President, Global Strategy, and from 2004 until then, Senior Vice President, Category Management at Starbucks.

Ms. Gass brings extensive marketing and consumer branding experience to ANN INC. through her various roles at Starbucks and previously through her experience at Procter & Gamble Company where she worked in marketing and product development. Throughout her career, Ms. Gass has acquired expertise in product innovation and in leading the brand, creative and marketing functions of a consumer business. In addition, through her leadership roles at Starbucks, Ms. Gass has acquired extensive managerial and operational knowledge in the retail industry, both domestically and internationally.

Michael C. Plansky, age 63. Mr. Plansky has been a director of the Company since July 2011. From 2005 to 2009, he was the National Partner in Charge, Risk Management—Audit and served as Americas Region Risk Management Partner at KPMG LLP (“KPMG”). From 2005 until 2010, he also served as KPMG’s Ombudsman and as a member of the firm’s Legal and Compliance Committee and Management Review Panel.

Through his 35-year tenure at KPMG, Mr. Plansky brings to ANN INC. broad accounting expertise, including significant knowledge in audit and risk management, and extensive experience in the consumer products and retail industries. He qualifies as an “audit committee financial expert” under the applicable SEC rules, and, in particular, brings to the Board significant expertise in analyzing financial statements.

Daniel W. Yih, age 54. Mr. Yih has been a director of the Company since 2007. He has been Chief Operating Officer of Starwood Capital Group, a private investment firm, since 2007 and previously was Chief Operating Officer and a Portfolio Principal of GTCR Golder Rauner, LLC, a private equity firm, from 2000 to 2007. Mr. Yih was also a member of the Board of Directors of Starwood Hotels & Resorts Worldwide, Inc. from 1995 to 2007.

Mr. Yih’s experience as Chief Operating Officer of Starwood Capital Group and as an executive at other companies as well as other investment companies, gives him extensive business and financial expertise. Like Mr. Plansky, Mr. Yih qualifies as an “audit committee financial expert” under the applicable SEC rules and, accordingly, also brings to the Board significant knowledge regarding financial statements.

Incumbent Class II Directors

Term Expiring 2014

Dale W. Hilpert, age 70. Mr. Hilpert has been a director of the Company since 2004. From 2004 to 2006, he was Chairman, Chief Executive Officer and President of Footstar, Inc., a footwear retailer that filed under Chapter 11 of the Bankruptcy Code in 2004. Prior to joining Footstar, from 2001 to 2003, he was Chief Executive Officer of Williams-Sonoma, Inc., a specialty retailer of home furnishings. Before that, Mr. Hilpert was Chairman and Chief Executive Officer of Foot Locker, Inc., a retailer of athletic footwear and apparel, from 1999 to 2001. Prior to Foot Locker, he spent 17 years at May Department Stores, serving in a variety of senior management positions, including Chairman and Chief Executive Officer of its Payless Shoe Source division. He is also a director of Signet Jewelers (doing business as Kay Jewelers in the United States).

Mr. Hilpert brings to ANN INC. his significant experience in management and operations of businesses in the retail industry. As the Chief Executive Officer of Williams-Sonoma, he led the company in significantly improving sales and profitability and as Chairman and Chief Executive Officer of Foot Locker, he managed the business and operations of the worldwide athletic shoe retailer.

Ronald W. Hovsepian, age 52. Mr. Hovsepian has been Non-Executive Chairman of the Company’s Board since 2005 and a director of the Company since 1998. Since December 2011, Mr. Hovsepian has been the Chief Executive Officer, President and director of IntraLinks Holdings, Inc., a global provider of Software-as-a-Service solutions. From 2006 to April 2011, he was the Chief Executive Officer, President and director of Novell, Inc., a technology company. From 2005 to 2006, he was President and Chief Operating Officer of Novell and from 2005 until then, Executive Vice President and President, Global Field Operations. Before that, Mr. Hovsepian held management and executive positions at IBM Corporation over a 16-year period, including worldwide general manager of IBM’s Distribution industries, and manager of global hardware and software development, sales, marketing and services related to that industry. Since February 2012, Mr. Hovsepian has been a director of ANSYS, Inc., a technology company that develops and markets engineering simulation software and technologies.

As the current Chief Executive Officer of IntraLinks, former Chief Executive Officer of Novell and former executive of IBM Corporation, Mr. Hovsepian brings to ANN INC. significant knowledge and experience in management and operations. In addition, he brings to the ANN INC. Board his skills and expertise in information technology.

Linda A. Huett, age 68. Ms. Huett has been a director of the Company since 2005. From 2000 to 2006, she was Chief Executive Officer of Weight Watchers International, Inc., a global branded consumer company and provider of weight-loss services. In addition, Ms. Huett was a director of Weight Watchers from 1999 to 2006 and a director of RC2 Corporation, a producer of children’s and collectible products, from 2007 until April 2011.

Through her experience as Chief Executive Officer and a director of Weight Watchers, Ms. Huett brings to ANN INC. significant experience in global sales and consumer marketing especially to women. Ms. Huett also contributes to ANN INC. her experience in managing and operating a large public company.

Incumbent Class III Directors

Term Expiring 2015

James J. Burke, Jr., age 61. Mr. Burke has been a director of the Company since 1989. He is the founder and has been the Managing Member of J Burke Capital Partners LLC, a private investment firm, since 2007. Mr. Burke is also a director of Lincoln Educational Services Corporation. Prior to J Burke Capital Partners, from 2004 to 2011, he was the co-founder, partner and director of Stonington Partners, a private investment firm. Previously, Mr. Burke served as co-founder and investment professional with Merrill Lynch Capital Partners, Inc., for which he was President and Chief Executive Officer from 1987 until 1994, when he left to start Stonington Partners.

Mr. Burke brings to ANN INC. extensive financial and business knowledge through his engagement in private equity investing since 1981. Throughout his career, he has been responsible for sourcing and analyzing investment opportunities, where he has developed expertise and significant knowledge regarding the managerial, operational and financial aspects of a business.

Kay Krill, age 58. Ms. Krill has been Chief Executive Officer of the Company since 2005 and President of the Company and a member of the Board of Directors since 2004.

Ms. Krill has had an extensive career in the apparel industry. Prior to joining the Company in 1994 as vice president of merchandising, Ms. Krill held various management positions at several retailers including The Talbots, Inc. and Hartmarx Corporation. Ms. Krill created and spearheaded the growth of the LOFT division from a start-up to over a $1 billion business. She brings to ANN INC. significant leadership skills, a depth of experience in the apparel industry and a talent for shaping and building brands.

Stacey Rauch, age 55. Ms. Rauch has been a director of the Company since January 2011. From 1998 until her retirement in 2010, Ms. Rauch was a Senior Partner in the Retail and Consumer Products Practices group of McKinsey & Company, Inc. (“McKinsey”), a leading management consulting firm. She now serves as director Emeritus of McKinsey. From 2001 to 2008, she led McKinsey’s North American Retail Practice and was the first woman to be appointed as an Industry Practice Leader at McKinsey. From 2006 to 2008, Ms. Rauch was also co-leader of McKinsey’s Global Retail Practice. She is currently a director of Tops Holding Corporation, the parent company of the supermarket chain Tops Markets, LLC, Land Securities Group PLC, a real estate investment trust in the United Kingdom, and Fiesta Restaurant Group, Inc., a Nasdaq-traded company.

Ms. Rauch brings to ANN INC. extensive marketing, merchandising, business strategy and international experience in the retail industry. During her 24-year tenure at McKinsey, she developed substantial expertise working with specialty retailers, wholesale apparel manufacturers and department stores, and also acquired extensive experience in other areas of the retail sector, including grocery retail, consumer packaged goods and big-box hard goods retail.

PROPOSAL 2

TO APPROVE, BY NON-BINDING, ADVISORY VOTE, THE COMPANY’S

EXECUTIVE COMPENSATION

As required by the executive compensation disclosure rules of the SEC, we are offering our stockholders the opportunity to cast a non-binding, advisory stockholder vote on the compensation of our Named Executive Officers, as disclosed in the Compensation Discussion and Analysis (“CD&A”), compensation tables and narrative discussion in this proxy statement.

The Company maintains a dialogue with many of its stockholders on a number of topics including corporate governance and executive compensation, and in connection with last year’s Say on Pay vote, the Company held discussions with stockholders to solicit their views on the Company’s executive compensation. Although this vote is advisory, our Compensation Committee gives serious consideration to stockholders’ views and voting results when making future compensation decisions.

As described in the CD&A, our compensation program is designed to drive the achievement of consistent revenue growth with strong bottom-line performance and to attract and retain highly talented executives. Our compensation program has a number of features we believe are designed to promote these objectives; and in deciding how to vote on this proposal, the Board encourages you to consider the following features, among others, which are more fully discussed in the CD&A:

•	The Company’s executive compensation program seeks to align pay with performance by having performance-based compensation represent a significant portion of total compensation;

•

87% of the compensation for our Chief Executive Officer is “at risk,” and 81% of the compensation for our other Named Executive Officers employed during the full-year is “at risk,” with both upside and downside potential tied to the Company’s performance;

•	We set aggressive goals for financial performance and tie those goals to our short-term and long-term cash incentive compensation and performance-based equity programs;

•	We have adopted a policy concerning the recovery of executive compensation in the event of a material restatement of the Company’s financial results (“Clawback Policy”); and

•	We maintain stock ownership guidelines for our senior executives (including the Named Executive Officers) and directors.

With the balance of short-term and long-term incentives and a substantial portion of performance-based and “at-risk” compensation, we believe our compensation program drives performance that is aligned with the long-term interests of our stockholders. Accordingly, the Board of Directors submits the following resolution for a stockholder vote at the 2013 Annual Meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the CD&A, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.

The Board of Directors recommends that stockholders vote “FOR” adoption of the resolution approving the Company’s executive compensation as detailed in the CD&A, compensation tables and narrative discussion in this proxy statement.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, to make an examination of the accounts of the Company for fiscal year 2013.

Independent Auditor Fees and Services

The following table presents fees billed for professional services rendered by Deloitte for fiscal years 2012 and 2011.

	2012	2011
Audit Fees	$1,175,500	$1,186,155
Audit-Related Fees (1)	551,274	119,981
Tax Fees	—	—
All Other Fees	—	—

Deloitte Total Fees	$1,726,774	$1,306,136

(1)	Audit-Related Fees include fees billed in 2012 and 2011 for audits and other services related to the Company’s employee benefit plans and information systems.

Auditor Independence

The Audit Committee has considered whether the provision of the above-noted services is compatible with maintaining the independence of the independent registered public accounting firm and has determined, based on advice from Deloitte, that the provision of those services has not adversely affected Deloitte’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services

The Audit Committee has established policies and procedures regarding pre-approval of audit, audit-related, tax, and permitted non-audit services that the independent registered public accounting firm may perform for the Company. Under these policies, predictable and recurring services are generally approved by the Audit Committee on an annual basis. The Audit Committee must pre-approve on an individual basis any requests for audit, audit-related, tax, and permitted non-audit services not covered by the services that are pre-approved annually, subject to certain de minimis exceptions permitted under the Exchange Act for services other than audit, review or attest services. In fiscal year 2012, the Audit Committee delegated pre-approval authority to the Chair of the Audit Committee, provided that the aggregate estimated fees for all current and future periods for which the services are to be rendered are not expected to exceed a designated amount. Any such pre-approval must be reported at the next scheduled meeting of the Audit Committee. The Audit Committee may prohibit services that in its view may compromise, or appear to compromise, the independence and objectivity of the independent registered public accounting firm. The Audit Committee also periodically reviews a schedule of fees paid and payable to the independent registered public accounting firm by type of service being or expected to be provided.

In fiscal year 2012, all fees for audit, audit-related, tax and permitted non-audit services performed by Deloitte were pre-approved by the Audit Committee.

While not required by law, the Board of Directors is asking the stockholders to ratify the selection of Deloitte as a matter of good corporate practice. If the appointment of Deloitte is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the 2013 fiscal year.

PROPOSAL 4

TO APPROVE AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS.

Overview

The Board is submitting for stockholder approval amendments to our Amended and Restated Certificate of Incorporation (the “Charter”) that would phase in the declassification of our Board and provide for the annual election of directors. Currently, the Board is divided into three classes, with directors elected to staggered three-year terms. Approximately one-third of our directors stand for election each year. After careful consideration, on March 6, 2013, upon recommendation of the Nominating and Corporate Governance Committee, the Board approved, and recommended that the Company’s stockholders approve at the 2013 Annual Meeting of Stockholders, a plan to declassify the Board.

Rationale for Declassifying the Board

In making its determination, the Board considered the stockholders’ support for a non-binding proposal to declassify the Board that was presented at the 2012 Annual Meeting of Stockholders. The Board also took into consideration arguments in favor of and against continuation of the classified board and determined that it is in the Company’s best interests to propose to declassify its Board of Directors. In its review, the Board considered the advantages of maintaining the classified Board structure, including that a classified Board structure promotes Board continuity and stability and encourages a long-term perspective by company management, because a majority of directors will always have experience as directors of the Company. Classified boards also provide protection against certain abusive takeover tactics and more time to solicit higher bids in a hostile takeover situation because it is more difficult to change a majority of directors on the board in a single year. While the Board continues to believe that these are important considerations, the Board also considered potential advantages of declassification, including the ability of stockholders to evaluate directors annually. Annually elected boards are perceived by many institutional stockholders as increasing the accountability of directors to such stockholders. After carefully weighing all of these considerations, the Board approved the proposed amendments to the Charter, the text of which is attached to this Proxy Statement as Exhibit A, and recommended that the stockholders adopt these amendments by voting in favor of this proposal.

Proposed Declassification

If the proposed Charter amendments are approved, directors will be elected to one-year terms of office beginning at the Company’s 2014 Annual Meeting of Stockholders. Directors who have been elected to three-year terms prior to the effectiveness of the amendments, including directors elected at the 2013 Annual Meeting of Stockholders, would complete those three-year terms, and thereafter would be eligible for annual re-election after completion of their current terms. If the proposed Charter amendments are approved, beginning with the 2016 Annual Meeting of Stockholders, the Board will be completely declassified and all directors will be subject to annual election to one-year terms.

In addition, because the terms of directors are staggered, under Delaware law, directors may only be removed for cause. If the proposed amendments to the Charter are approved, Article SIXTH would be amended to provide that directors serving the remainder of a three-year term will be removable only for cause. Thereafter, pursuant to Delaware law, directors may be removed with or without cause.

Proposed Amendments

The above description is qualified in its entirety by the actual text of the proposed changes to Article SIXTH, which are set forth in Exhibit A with additions indicated by underlining and deletions of text indicated by strike-outs.

Vote Required

Approval of amendments to the Charter requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting. If Proposal 4 is not approved, the Company’s Charter will not be amended as described above, and the Board of Directors will continue to be divided into three classes, with each class serving staggered three-year terms.

The Board recommends that stockholders vote “FOR” the amendments to the

Charter to eliminate the classification of the Company’s Board of Directors.

PROPOSAL 5

TO APPROVE AMENDMENTS TO THE COMPANY’S 2003 EQUITY INCENTIVE PLAN

The Board of Directors of the Company has unanimously approved, subject to stockholder approval, amendments to the ANN INC. 2003 Equity Incentive Plan, as amended (the “2003 Plan”) which would (1) increase the overall number of shares available for awards under the 2003 Plan by 1,674,432 shares of Common Stock to a total of 3,425,000 awards that may be granted under the 2003 Plan and (2) extend the term of the 2003 Plan by ten years.

The Board believes that maintaining an adequate number of shares in the 2003 Plan for future awards is critical to helping the Company achieve its objectives of attracting, motivating and retaining executives and other key employees with experience and ability and strengthening their identity of interest with the interests of the Company’s stockholders. The Board of Directors also recognizes that the availability of stock options, stock appreciation rights (“SARs”), restricted stock, restricted units and other equity-based awards (collectively, “Equity”) is essential for the Company to compete with other companies offering similar plans in attracting and retaining experienced and qualified employees.

The Board believes that the current number of shares available for grants will not be sufficient to meet the Company’s anticipated needs going forward. Therefore, with the purpose of providing the Company with sufficient Equity and a longer term during which it may award such Equity, the Board approved amendments to the 2003 Plan, subject to stockholder approval.

Key Corporate Governance Features

The 2003 Plan contains a number of provisions that the Board of Directors believes are consistent with the interests of stockholders and sound corporate governance practices. Some of the key features of the 2003 Plan that reflect the Board’s commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Description of Principal Features of the 2003 Plan.”

•

No Discount Stock Options. The 2003 Plan prohibits the granting of stock options or SARs with an exercise price of less than the Fair Market Value of the Company’s Common Stock at the time of grant (the closing price on the last business day preceding the day the stock option or SAR is granted).

•

No Stock Option or SAR Repricing. The 2003 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This provision applies to both direct repricings—lowering the exercise price of a stock option or SAR—as well as indirect repricings—canceling an outstanding stock option or SAR and granting a replacement stock option or SAR with a lower exercise price.

•

An Independent Compensation Committee. The 2003 Plan is administered by the Compensation Committee, which consists solely of two or more members of the Board, each of whom shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (“Code”), a “non-employee director” within the meaning of the rules under the Exchange Act, and an “independent director” as such term is defined under the applicable rules of the New York Stock Exchange Listed Company Manual.

•

Clawback. The 2003 Plan provides that the Company may recoup any compensation paid to a participant under the plan in the event of a material restatement of the Company’s financial results to the extent permitted or required by applicable law, listing exchange policy or company policy.

•

No Dividends or Dividend Equivalents on Unvested Performance-Based Awards. To the extent that the vesting of any restricted stock, restricted unit or other equity-based award is conditioned upon the achievement of performance conditions, the 2003 Plan prohibits the payment of dividends or dividend equivalents in respect of such awards until those performance conditions have been achieved.

•	Burn Rate and Dilution. Despite our repurchase of over 16.4 million shares during the prior three years, we have been able to manage our equity award program so that it only has a moderate impact on stockholder dilution. We have granted approximately 2.1% of the outstanding shares annually since 2009, and with approval of amendments to the Company’s 2003 Plan, the overall dilution of our equity award program will be approximately 13% of our fully diluted shares outstanding.

Amendments Requiring Stockholder Approval

Increase in Authorized Shares Available for Equity Awards

As of February 2, 2013, 1,750,568 shares remained available for grants under the 2003 Plan. The amendment would increase the overall number of shares of Common Stock available for issuance of Equity awards under the 2003 Plan by 1,674,432 shares to a total of 3,425,000 shares available for awards that may be granted.

Extend the Term of the Plan

The term of the 2003 Plan currently terminates on May 1, 2018. Because the Company believes that awarding Equity under the 2003 Plan has been and continues to be an important factor in recruiting, retaining and motivating employees, the Board amended the 2003 Plan, subject to stockholder approval, to extend the term of the Plan through March 6, 2023.

Performance Goals

Section 2(o) of the 2003 Plan sets forth performance goals that apply to performance-based Equity awarded under the Plan. Under 162(m) of the Code, such performance goals need to be approved by the Company’s stockholders. Therefore, in accordance with the requirements of Section 162(m), the Board recommends and this proposal also encompasses approval of the performance goals set forth in Section 2(o) of the 2003 Plan attached hereto.

Description of Principal Features of the 2003 Plan

The description in this proxy statement of the 2003 Plan is qualified in its entirety by reference to the text of the 2003 Plan attached to this proxy statement as Exhibit B. Capitalized terms not otherwise defined herein will have the meanings assigned to such terms in the 2003 Plan.

Administration

The 2003 Plan is administered by the Compensation Committee of the Company’s Board of Directors, which has the authority to, among other things, grant options and SARs and make awards of restricted stock and restricted units (i.e., rights to acquire shares or cash in the future, subject to the attainment of vesting conditions). The Compensation Committee also determines the other terms and conditions of awards (subject to the terms of the 2003 Plan), including exercise price and vesting schedule or conditions.

Eligibility

Awards under the 2003 Plan may be granted to key employees of the Company and its subsidiaries (including officers) and to non-employee directors of the Company. Approximately 45 employees and directors are currently eligible to participate in the 2003 Plan.

Stock Available for Awards; Individual Limitations

If the amendments to the 2003 Plan are approved by stockholders, an additional 1,674,432 shares will be available for grants of any Equity awards under the 2003 Plan to a total of 3,425,000 shares for awards that may be granted. No single grantee may be granted awards in the aggregate covering more than 800,000 shares of

Common Stock, of which up to 800,000 awards may be Incentive Stock Options, during any fiscal year. The total number of shares of Common Stock that may be covered by Incentive Stock Options may not exceed 800,000. All of these share limitations are subject to equitable adjustment in the event of corporate transactions or certain changes in the capital structure of the Company. Shares that are tendered to satisfy an award’s exercise price, shares that are withheld in satisfaction of tax obligations, and shares subject to any awards that are forfeited, cancelled or surrendered, will again be available for grants under the 2003 Plan.

In the event that the Company or a subsidiary acquires another company whose employees have outstanding equity awards, and as part of the transaction those equity awards are replaced (substituted) by awards in shares of Common Stock, those substitute awards will not count against the share limit under the 2003 Plan. In addition, to the extent that the acquired company had shares available under a shareholder-approved equity plan, the Company may use those shares (as appropriately adjusted based on the transaction price) to grant awards under the 2003 Plan to employees of the acquired entity who are employed by the Company following the transaction.

Estimate of Benefits

Because the grant of Equity pursuant to the 2003 Plan will be within the discretion of the Committee, it is not possible to determine the awards that will be made under the plan. Information about outstanding awards made under the prior version of the 2003 Plan to our Named Executive Officers is provided in the Outstanding Equity Awards Table on pages 46-47. In addition, under the prior version of the 2003 Plan, as of February 2, 2013, options covering 2,909,633 shares of Common Stock were granted to our current executive officers, options covering 6,232,787 shares of Common Stock were granted to our other employees, and 56,250 options covering shares of Common Stock were granted to our current non-employee directors.

Terms and Conditions of Options and SARs

Options granted under the 2003 Plan may be either incentive stock options (options with special tax attributes, discussed below) or options that are not incentive stock options (called nonstatutory stock options). SARs granted under the 2003 Plan may be either cash-settled or stock-settled. Options and SARs are generally subject to vesting conditions (typically requiring continued employment or the achievement of performance goals), which are determined by the Compensation Committee. The Compensation Committee also has the authority to accelerate the exercisability of options and SARs granted under the 2003 Plan. The maximum exercise period of options and SARs is ten years from the date of grant. The exercise price of options and SARs must be at least 100 percent of the fair market value of the underlying shares on the date of grant. Unvested options and SARs generally terminate when the option holder’s employment terminates. Depending on the circumstances of the termination, vested options or SARs may remain exercisable for between three months and three years following termination. The Compensation Committee may, subject to applicable law, also extend the period for exercise of options or SARs, but not beyond the date on which the option would otherwise expire. If an Acceleration Event occurs, unvested options and SARs will become fully vested and exercisable. An “Acceleration Event” is defined in the 2003 Plan to include (i) the acquisition of at least 20% of the Company’s common stock or voting securities, (ii) a change in the majority of the Board of Directors within a two-year period, (iii) certain significant mergers or consolidations of the Company, or (iv) a complete liquidation of the Company or sale of substantially all of its assets. In connection with an Acceleration Event, the Compensation Committee may also determine to make a payment in cancellation of outstanding options and SARs, such payment for each option or SAR to be equal to the excess of the Fair Market Value of the shares on the Acceleration Date over the exercise price of the option or SAR.

Options and SARs granted under the 2003 Plan are generally not transferable other than by will or the laws of descent and distribution. In some cases, with the approval of the Board of Directors or the Compensation Committee, SARs and nonstatutory stock options may provide that they be gifted to charitable organizations or immediate family members of the holder. During the lifetime of the holder, options and SARs may only be exercised by the holder or by one of these permitted transferees.

Terms and Conditions of Restricted Stock Awards and Restricted Unit Awards

The 2003 Plan provides for the grant of restricted stock and restricted units. In general, restricted stock is stock that cannot be transferred, and remains subject to a risk of forfeiture, until the applicable vesting conditions (set by the Compensation Committee) are attained. Restricted unit grants are awards that entitle the holder to receive cash or shares in the future, if the vesting conditions are attained. Grants of restricted stock and restricted units may also vest based upon the attainment of performance goals set forth in the 2003 Plan, as determined by the Compensation Committee, and may be intended to satisfy the requirements of qualified performance-based compensation exempt from the deductibility limits in Section 162(m) of the Code. The Compensation Committee also has the authority to cancel or waive the vesting conditions applicable to restricted stock and restricted units granted under the 2003 Plan. Upon the occurrence of an Acceleration Event, all restrictions outstanding with respect to restricted stock and restricted units will automatically expire. Unvested restricted stock and restricted units typically are forfeited if an award holder’s employment terminates prior to the attainment of vesting conditions. Holders of restricted stock awards are entitled to dividends paid on the underlying stock, although to the extent the restricted stock awards are subject to the attainment of performance goals, the right to receive dividends will also be subject to the attainment of such goals. For restricted stock awards subject to time-based vesting restrictions only, such dividends may be subject to the same vesting conditions as the restricted stock to which they are attributable. Restricted stock and restricted units granted under the 2003 Plan are not transferable other than by will or the laws of descent and distribution.

Terms and Conditions of Other Awards

Under the 2003 Plan, the Compensation Committee may grant other equity-based or equity-related awards such as phantom stock, performance shares, deferred share units, stock bonuses or share-denominated performance units. Grants of Other Awards will be subject to terms and conditions established by the Compensation Committee, and may be subject to performance-based or service-based restrictions. Other Awards may be intended to satisfy the requirements of qualified performance-based compensation” exempt from the deductibility limits in Section 162(m) of the Code.

Repricing Prohibitions

Under the 2003 Plan, the Compensation Committee may not, without shareholder approval, reduce the exercise price for options or SARs by either repricing or replacing such awards. Shareholder approval of such direct or indirect repricings is required by the 2003 Plan whether or not such approval would have been required under applicable law or pursuant to stock exchange requirements.

Amendment and Termination

The Board of Directors may generally suspend, terminate, modify or amend the 2003 Plan at any time, subject to stockholder approval if required under applicable law or stock exchange requirements. In addition, stockholder approval would be required to increase the total number of shares reserved for the purpose of the 2003 Plan. The Board of Directors may also amend awards without a participant’s consent if necessary to prevent a violation of Section 409A of the Code, pertaining to deferred compensation.

Certain Federal Income Tax Effects

The following discussion of certain relevant federal income tax effects applicable to Equity granted under the 2003 Plan is a brief summary only, and reference should be made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax provisions.

Nonstatutory Stock Options

In the case of a nonstatutory stock option, an employee generally will not be taxed upon the grant of the option. Rather, at the time of exercise of the nonstatutory stock option, the employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option exercise price. The Company will generally be entitled to a tax deduction at the time, and in the amount, that the employee recognizes ordinary income.

An employee who pays the option price upon exercise of an option, in whole or in part, by delivering shares of the Company’s Common Stock already owned, will generally not recognize gain or loss on the shares surrendered at the time of such delivery. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

Incentive Stock Options

In general, no taxable income is realized by an employee upon the grant or exercise of an incentive stock option. If the employee does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such shares by the employee (an earlier disposition is a “disqualifying disposition”), then, generally upon sale of such shares, any amount realized in excess of the exercise price paid for the shares will be taxed to such participant as capital gain (or loss) and the Company will not be entitled to a deduction either upon grant nor for any spread between the exercise price and the fair market value at exercise. The amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item that increases the employee’s “alternative minimum taxable income.”

If shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition, the employee generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. The Company will generally be entitled to a corresponding tax deduction equal to the amount recognized as ordinary income by the employee.

SARs

An employee generally will not be taxed upon the grant of an SAR. Rather, at the time of exercise of the SAR, the employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount to be paid (either in cash or in shares of our Common Stock) to the employee upon exercise, which is the excess of the then fair market value of the underlying shares over the SAR exercise price. The Company will generally be entitled to a tax deduction at the time and in the amount that the employee recognizes ordinary income.

Restricted Stock and Restricted Units

In the case of restricted stock or restricted units, an employee generally will not be taxed upon the grant of the award. Rather, at the time of vesting of a restricted stock award (or payment in settlement of a restricted unit award), the employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the then fair market value of the shares subject to the portion of the restricted stock award becoming vested (or, in the case of a restricted unit award, the fair market value of the shares and/or the amount of cash delivered to the recipient). Recipients of restricted stock awards may also elect to be taxed at ordinary income rates at the time of grant (notwithstanding that the restricted shares are not vested), in which case future changes in the value of the shares are eligible to be taxed as capital gain or loss when the shares are ultimately sold. The Company will generally be entitled to a tax deduction at the time, and in the amount, that the employee recognizes ordinary income.

Other Awards

The tax consequences of other stock-based awards will depend on the awards’ terms. In general, phantom stock is taxed in a manner similar to SARs, performance shares are taxed in a manner similar to restricted stock, and deferred share units and performance units are taxed in a manner similar to restricted units. In the case of stock bonuses, an employee will generally be taxed upon grant and will recognize ordinary income for federal income tax purposes in an amount equal to the fair market value of the stock bonus less the amount paid (if any), and the Company will generally be entitled to a corresponding tax deduction at the time and in the amount that the employee recognizes ordinary income.

The Board of Directors recommends that stockholders vote “FOR” the amendments to the Company’s 2003 Equity Incentive Plan.

AUDIT COMMITTEE REPORT

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its obligations regarding the accounting, auditing, financial reporting, internal control over financial reporting, financial risk management and legal compliance functions of the Company and its subsidiaries. The Audit Committee is governed by a written charter, a copy of which is available on the Company’s website at http://investor.anninc.com. In carrying out its oversight responsibilities, the Audit Committee is not responsible for planning or conducting audits or for determining that the Company’s financial statements are complete and accurate or prepared in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements, for establishing and maintaining effective internal control over financial reporting and for assessing the effectiveness of its internal control over financial reporting. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, is responsible for auditing those financial statements and auditing the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board of the United States (“PCAOB”), and for rendering an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements as of and for the fiscal year ended February 2, 2013 and Deloitte’s opinions on these financial statements and the Company’s internal control over financial reporting as of February 2, 2013. The Audit Committee has discussed with Deloitte the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB. The Audit Committee has also received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independence of Deloitte with that firm.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended February 2, 2013 be included in the Company’s Annual Report on Form 10-K for that fiscal year for filing with the SEC. This report is provided by the following independent directors, who comprise the Audit Committee:

Michael W. Trapp (Chairperson)

James J. Burke, Jr.

Ronald W. Hovsepian

Michael C. Plansky

Daniel W. Yih

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section (“CD&A”) of this proxy statement. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement.

Dale W. Hilpert (Chairperson)

Michelle Gass

Ronald W. Hovsepian

Compensation Committee Interlocks and Insider Participation

As of the Record Date, there were no Compensation Committee interlocks.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (the “CD&A”) sets forth the compensation paid to the executive officers listed in the Summary Compensation Table of this Proxy Statement (the “Named Executive Officers”), namely Ms. Krill, Messrs. Nicholson, Lynch and Muto, Ms. Ramundo, and Ms. Eisenberg. Our compensation philosophy is based on the principle that our compensation programs should be structured to drive consistent revenue growth with strong bottom-line performance.

Section I of this CD&A, entitled “Analysis of Compensation Programs for 2012 and 2013,” describes how the Compensation Committee (the “Committee”) applied a long-term, pay-for-performance compensation philosophy in 2012 to drive profitable growth. This section also describes how the Committee has continued to apply that compensation philosophy in 2013 to further drive the Company’s successful performance. Section II of the CD&A, entitled “Compensation Program Framework,” discusses in greater detail the principal elements of our compensation philosophy and practices and the manner in which they are tied to the Company’s performance.

In fiscal year 2012, the Company achieved record earnings per share and double-digit growth in net income, which reflected our third consecutive year of positive comp sales and our fourth year of higher operating profit. Below are some highlights of our fiscal year 2012 performance and key compensation decisions for the year, which are more fully explained later in this CD&A:

•	Record diluted earnings per share (EPS) of $2.10, representing an increase of 28% over fiscal year 2011;

•	Operating profit of $167 million, an increase of 14.6% over fiscal year 2011;

•	Positive sales comparables of 3.3% for the Company;

•	Net income for 2012 increased by 18.5% over fiscal year 2011;

•	Successful launch of our multi-channel initiative;

•	Expansion of our brands internationally, including the opening of three stores in Canada in fiscal year 2012;

•

Stock price appreciation over a three-year period of almost 146%, outperforming the Standard & Poor’s 500 Stock Index (“S&P 500”) and the indexed price performance of the ANN Peer Group (as defined below);

•

“At-risk” compensation representing approximately 87% of total compensation awarded to our CEO and approximately 81% of total compensation awarded to our other Named Executive Officers (as defined below) employed during the full-year;

•

Except for the two executives who assumed new responsibilities, the Named Executive Officers did not receive an annual salary increase in 2012, the fourth consecutive year in which they did not receive an increase;

•	Stock ownership guidelines are in place for senior executives and directors; and

•	Our senior executives are subject to a clawback policy.

I.  Analysis of Compensation Programs for 2012 and 2013

Fiscal Year 2012 Performance

In 2012, our senior executives continued to focus on growth-oriented goals of increasing the Company’s revenues and delivering profitable earnings growth. While the Company had a disappointing fourth quarter, for fiscal year 2012 as a whole, our executives were responsible for driving double-digit growth in both net income and earnings per share, as well as an increase in sales and operating profit, compared with fiscal 2011. These results reflect the successful execution of the Company’s strategic growth initiatives, including the successful launch of our multi-channel initiative, entry into the Canadian market, and a real estate strategy that included the opening of new stores in the highly-efficient factory outlet channel and the opening of LOFT stores in small and mid-size markets. We also furthered productivity at Ann Taylor stores through continued roll out of our highly-productive new concept stores, as well as a beneficial shift in product strategy during 2012.

The following highlights some of the results for 2012:

•

A significant increase in EPS over both a one- and three-year period. The Company’s EPS, on a Generally Accepted Accounting Principles (“GAAP”) basis, increased from $1.64 per diluted share for fiscal year 2011 to $2.10 per diluted share for fiscal year 2012, representing a 28% increase. As shown in the following chart, over a three-year period, the Company’s EPS, on a GAAP basis, increased from earnings of $1.24 per diluted share in 2010, $1.64 per diluted share in 2011 and $2.10 per diluted share in 2012.

•

An increase in operating profit over both a one- and three-year period. On a GAAP basis, operating profit for fiscal year 2012 increased 14.6% from fiscal year 2011. Over a three-year period, on a GAAP basis, the Company achieved an operating profit of approximately $120 million in 2010, $145 million in 2011 and $167 million in 2012, as shown in the chart below.

•	Positive sales comparables. During fiscal year 2012, the Company achieved positive sales comps of 3.3%, with the Ann Taylor brand having 1.1% positive sales comps and the LOFT brand 4.8%.

•

An aggressive control of expenses. During fiscal year 2012, the Company’s selling, general and administrative expenses, as a percentage of net sales, declined approximately 20 basis points from the prior year to 47.8%.

•

A strong cash position. Even with the Company’s aggressive stock buyback program under which the Company repurchased $135 million of its shares during 2012 and capital investments relating to investments in technology, including our multi-channel initiative, entry into the Canadian market and the opening and remodeling of certain stores in the United States, the Company had approximately $167 million in cash at the end of fiscal year 2012. The Company also continues to have no bank debt.

•

A stock performance that over a three-year period outperformed the S&P 500 and the indexed price performance of our peer group. The executives’ successful management of the business helped drive the dramatic increase in the Company’s stock price from $21.85 per share at the end of fiscal year 2010 to $30.87 per share at the end of fiscal year 2012, which represented a 41% increase in the Company’s share price.

The chart below compares the Company’s stock performance for the three-year period ended February 1, 2013, the last trading day of the Company’s 2012 fiscal year, with the indexed price performance of the S&P 500, the Standard & Poor’s Retail Index1 (the “RLX”) and the indexed price performance during the same period of the “ANN Peer Group,” as defined and listed on page 34.2

1.

The RLX is a capitalization-weighted index of domestic equities traded on the New York Stock Exchange, NYSE Amex Equities and the S&P 500. The stocks in the Index are high-capitalization stocks representing the retail sector of the S&P 500.

2.

The indexed price for the ANN Peer Group on a given day is based on the average of our peers’ closing stock prices on that day. For purposes of this chart, Express, Inc. was excluded from the ANN Peer Group since it became a publicly-traded company in May of 2010.

Fiscal Year 2012 Compensation

In 2012, the Committee continued to design its compensation programs so that a significant portion of the compensation paid to our executives is performance-based and earned over an extended period to drive long-term profitable growth. The Committee establishes stretch goals for its compensation programs; and the rigorous nature of these goals was demonstrated in 2012.

The following are the key compensation decisions made by the Committee that shaped our compensation programs for fiscal year 2012:

•

At-risk compensation awarded comprises more than 80% of total compensation. When the Committee established 2012 compensation for the Named Executive Officers in March of 2012, the Committee did so with the intention that a substantial portion of that compensation should be “at-risk.” The Committee defines “at-risk” compensation as variable pay that has both upside potential and downside risk depending on the Company’s performance. This “at-risk” compensation includes potential bonus payments under the Company’s cash incentive plans (our Short-Term Cash Incentive Plan (“STIP”) and our Long-Term Restricted Cash Program (“RCP”)) and the targeted economic value of equity awards (time-vesting restricted stock awards, performance-vesting restricted stock awards and stock options). The following table illustrates the percentages of compensation “at-risk” for our Named Executive Officers for 2012 (excluding the two executives who were not employed for the full year), with the “at-risk” compensation valued at target performance:

•

Half of restricted stock awards was performance-based. In 2012, 52% of all restricted stock awarded to our Chief Executive Officer and half of all restricted stock awarded to the other Named Executive Officers was performance-based. This restricted stock would only be earned if the Company were to achieve the respective performance goals for fiscal years 2012, 2013 and/or 2014;

•

EPS as performance goal for performance-based restricted stock awards. The Committee maintained EPS as the sole performance goal applicable to the performance-vesting restricted stock awarded in 2012, in order to focus executives’ efforts on this key shareholder goal;

•	Clawback policy. In the fourth quarter of 2012, the Compensation Committee adopted a clawback policy;

•	Anti-hedging/Anti-pledging Policy. The Company maintained an anti-hedging policy and adopted an anti-pledging policy in 2012; and

•

Stock ownership guidelines for executives and directors. The Committee has adopted stock ownership requirements for its senior executives and directors. These guidelines are shown below and must be achieved in five years using only shares that are directly owned. All of our directors and Named Executive Officers currently meet these guidelines, except our newest Named Executive Officer who was appointed in January 2013 and the executive who is no longer employed with the Company.

Level	Ownership Guideline as a Multiple of Salary (or Cash Retainer for Directors)
CEO	5x
President	3x
CFO/EVP	1x
Director	3x

Compensation Strategy for Fiscal Year 2013

In structuring 2013 compensation for the Named Executive Officers, the Compensation Committee reflected on the views expressed by the Company’s shareholders in its discussions with management during the 2012 proxy season, as well as the results of its Say on Pay vote in 2012. In the Say on Pay vote, the Company’s shareholders approved the Company’s executive compensation decisions and policies for fiscal year 2011 by a substantial majority of 75%. The Committee is committed to considering adjustments to its practices that are consistent with the Company’s compensation philosophy to respond appropriately to evolving pay practices and market conditions.

The Committee designed 2013 compensation for the Named Executive Officers to drive the achievement of the business goals that the Company had established for that year: profitable top-line sales growth and positive comparable sales performance throughout the Company’s brands and sales channels. The Committee also took into account the successful performance of the executives in 2012 and the Committee’s philosophy that a substantial portion of executive compensation should be performance-based, long-term and “at-risk.”

In response to the 2012 Say on Pay vote, feedback from our shareholders and the Compensation Committee’s ongoing evaluation of our programs, the Committee’s key decisions for 2013 included:

•

Performance-based and “at-risk” compensation should continue to comprise a substantial portion of total compensation. A substantial majority of the total compensation awarded to our Named Executive Officers for fiscal year 2013 will continue to be performance-based and “at-risk,” as described on page 30 in this CD&A.

•

Performance-vesting restricted stock awards tied to EPS performance. In order to ensure that the Company continues to focus on driving profitable growth, the Committee established EPS as the goal in 2013 for performance-vesting restricted stock awards to be earned by the Company’s executives.

•	Clawback policy. Named executive officers and other key executives are subject to a clawback policy that applies in the event of material financial restatements.

•

Reduction of grants of stock options, in favor of performance-vesting restricted stock and long-term restricted cash. The Committee continues to believe stock options are aligned with the long-term interest of shareholders; and therefore, it continues to grant stock options to our Chief Executive Officer. The Committee, however, decided to eliminate options from the portfolio of our annual equity grants for the other Named Executive Officers in 2013 in favor of a combination of performance-vesting restricted stock and long-term restricted cash. The Committee anticipates that this shift will decrease the number of shares granted under our equity program and reduce the dilution of our shareholders.

II.  Compensation Program Framework

Compensation Philosophy

General Discussion

The Compensation Committee believes that the Company’s compensation programs should be structured to drive the achievement of consistent revenue growth with strong bottom-line performance. Based on that philosophy, in 2012 and 2013, the Committee designed its compensation programs so that a substantial majority of the compensation payable to the Named Executive Officers is performance-based, long-term and at-risk, with performance targets closely linked to earnings growth.

In structuring our compensation programs, we balance our need to attract and retain highly talented executives with our desire to reward executives primarily for achieving performance targets. To accomplish this, we designed a competitive compensation program with a fixed component of total compensation and a larger incentive-based component designed to motivate and reward executives for contributions to the advancement of our key business objectives.

We design our compensation programs so that if targeted objectives are achieved, total compensation to the executive falls between the 50th and 75th percentile of our comparator group, based on the latest, publicly-available compensation information for that group. “Total compensation” includes the sum of base salary, short-term cash incentive compensation, long-term cash incentive compensation and equity incentive compensation. Recognizing the importance of implementing pay for performance practices, we also structure our compensation programs so that if the Company’s performance exceeds target levels, total compensation to the executive may approach the 75th percentile. If the Company, however, fails to achieve its targeted objectives, total compensation may fall below the median. We may set target compensation above the median on an ad hoc basis when we believe that it is important to attract or retain key executive officers.

Pay and Performance Alignment

To assess the alignment of executive compensation with shareholder value, management utilized the services of a compensation consultant, Farient Advisors LLC. The Farient Performance Alignment Reports are used by a number of pension funds and institutional investors to provide comparability across companies. We asked Farient to evaluate the relationship between the Company’s executive pay and performance over time, focusing on the CEO position. Farient relied on the new ANN Peer Group (covered in section on “Benchmarking—Our Comparator Group”), and used Farient’s alignment methodology to test whether the Company’s Performance-Adjusted Compensation™ is: (1) reasonable for the Company’s revenue size, peer group and total shareholder return (“TSR”) performance; and (2) sensitive to the Company’s TSR over time. TSR is an objective, transparent measure that shareholders generally rely upon when conducting a long-term pay-for-performance evaluation.

Farient examines the pay to performance ratio by measuring compensation outcomes after performance has occurred, rather than target compensation, which represents expected compensation before performance has occurred. Farient compared the CEO’s Performance-Adjusted Compensation™ over rolling three-year periods (including actual salary, actual short-term incentive awards and performance-adjusted long-term incentive values) to TSR for the same rolling three-year periods, and then compared the results against the companies in the ANN Peer Group.

Farient’s analysis of the Company’s pay for performance ratio indicates that, across the 2003-2012 time period reviewed, the CEO’s compensation historically has been and continues to be strongly aligned with the Company’s performance and shareholder interests in that it is both reasonable and closely correlated to the Company’s performance over time. Under Farient’s model, pay is strongly aligned with performance for the three-year period ending 2012, as is pay for performance in 2012 alone.

Compensation Vehicles

We use both equity and cash incentive-based compensation. We designed our short-term incentive compensation to reward executives for the Company’s achievement of short-term goals and our long-term incentive compensation to incent them to drive consistent long-term performance. Our short-term incentive compensation is paid in cash and our long-term incentive compensation is comprised of both cash and equity components. The components of long-term equity incentive compensation granted to our Named Executive Officers in fiscal year 2012 included:

•

Performance-vesting restricted stock: to incent our key executives to achieve the Company’s performance goals, recognize them for their contribution to the achievement of those goals, and provide them with value tied to our share price;

•	Time-vesting restricted stock: to provide our key executives with value directly tied to our share price and encourage their retention; and

•	Time-vesting stock options: to compensate our executives through the appreciation in the Company’s stock price and also encourage their retention.

The Compensation Committee made stock option, restricted stock and performance restricted stock awards to our Named Executive Officers by giving consideration to each Named Executive Officer’s performance, to the values granted in prior years and to the price of ANN INC. stock. In addition, the Compensation Committee annually reviews the allocation between the short- and long-term and cash and equity elements of compensation and determines the allocation based on the Company’s business goals and competitive market practices.

We have an employment agreement with Ms. Krill and individual Confidentiality, Non-Solicitation of Associates and Non-Competition Agreements with our other Named Executive Officers, which are more fully described on page 39. We have a special severance plan, which we describe on pages 40 and 55—56, in which our Named Executive Officers, other than Ms. Krill, participate. We offer minimal perquisites to our Named Executive Officers. For fiscal year 2010 and onward, Ms. Krill waived the benefit under her employment agreement to be reimbursed for taxes in connection with her car service.

While the Company does not offer any supplemental pension plans to its Named Executive Officers, it maintains an additional savings plan that permits its Vice Presidents and above to voluntarily defer compensation earned by them in excess of the deferrals permitted under the Company’s broad-based, tax-qualified 401(k) plan and to receive matching contributions that they are prohibited from receiving under the 401(k) plan because of certain tax limitations. The Company matches contributions under both plans. This additional savings plan is further described under the “Nonqualified Deferred Compensation” section of this proxy statement.

In January 2013, the Committee approved a clawback policy relating to the recovery of executive compensation in the event of a material restatement of the Company’s financial results. This policy applies to cash and performance-based equity grants awarded to our Named Executive Officers as well as other key executives. This policy is in addition to any requirements that might be imposed pursuant to Section 304 under the Sarbanes-Oxley Act of 2002, and it will be modified to the extent required by the Dodd-Frank Act of 2010 and the related rules of the SEC.

Processes for Determining Compensation for our Named Executive Officers

Compensation Committee—Working with our Compensation Consultant and Management

During fiscal year 2012, the Compensation Committee reviewed its compensation practices and programs to ensure they were designed to drive the attainment of the Company’s key business objectives. As part of this process, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“Cook”), a nationally recognized compensation consultant, to provide the Committee with information regarding industry compensation practices and developments and comparative data necessary to evaluate executive compensation.

Cook provides its views and makes recommendations to the Compensation Committee regarding executive compensation, including that of the Chief Executive Officer. Certain of our human resources executives meet regularly with Cook to ensure that it has the compensation information it needs to advise the Compensation Committee. Cook is permitted to provide compensation advice to the Company only with the Committee’s prior authorization and specification. During fiscal year 2012, Cook only provided compensation advice to the Compensation Committee.

Management regularly meets with the Compensation Committee to assist the Committee in making compensation decisions regarding our Named Executive Officers and also to discuss with the Compensation Committee its recommendations for other executives. We believe that since our management has extensive knowledge regarding our business, they are in a position to provide valuable input. Specifically, our Chief Operating/Chief Financial Officer provides input relevant to setting performance goals and certifies to the Compensation Committee the level of achievement of our performance targets under our Performance Compensation Plan and 2003 Equity Incentive Plan, as amended (the “2003 Plan”). In addition, our Chief Executive Officer makes recommendations to the Committee regarding the compensation of her direct reports.

Compensation Committee—Assessment of Risk

Each year, the Compensation Committee reviews the Company’s compensation programs and works closely with Cook, who has extensive knowledge of the Company’s compensation philosophy and programs. As part of its consideration, the Committee considers any potential risks that could arise from the Company’s compensation policies and practices and the extent to which any of those risks would be reasonably likely to have a material adverse effect on the Company. Together with Cook, the Committee considers all facets of the compensation programs, their underlying assumptions and the objectives those programs were designed to achieve. Some of the factors the Committee has considered to minimize potential risks are the balance between cash and stock awards, the various time frames associated with earning of awards (seasonal, annual and multi-year) and the different performance metrics associated with the incentive awards for each of the Company’s businesses and corporate associates. After that review, the Committee has determined that the Company’s compensation programs for 2012 and 2013 do not incentivize its associates, including senior executives, to take unnecessary and excessive risks that could jeopardize the future of the Company and would be adverse to the best interests of its shareholders.

Benchmarking—Our Comparator Group

In determining the appropriate level of compensation for our executive officers, including our Named Executive Officers, we compare the compensation of our executives to that of similarly-positioned executives in a comparator group of companies. We benchmark against this group to remain competitive in our compensation practices, thereby permitting us to attract and retain key executives. While the Compensation Committee finds benchmarking to be very useful in its compensation determinations, it considers it just one element among the various factors it takes into account when making compensation decisions.

The Compensation Committee periodically reviews the comparator group to determine whether it continues to consist of companies against which it is appropriate to benchmark our compensation practices. In evaluating companies for inclusion in our peer group, we considered companies with similar business models in the apparel industry sector with revenues comparable to the Company. We did not include all companies within the retailing index. We excluded companies with materially different business characteristics (for example, discount companies and non-apparel retailers, such as home improvement and automotive retailers). We refined the peer list further by focusing on companies with which we compete for talent, and by looking at companies that list the Company as a peer company—a peer of peers approach. The 2012 peer group consisted of the following companies (the “ANN Peer Group”):

ANN Peer Group

Abercrombie & Fitch Co.	Chico’s FAS, Inc.	Express, Inc.	Ralph Lauren Corporation

Aeropostale Inc.	The Children’s Place Retail Stores, Inc.	Jones Group, Inc.	The Talbots, Inc.

American Eagle Outfitters, Inc.	Coach, Inc.	Fifth & Pacific Companies, Inc.	Urban Outfitters, Inc.

Ascena Retail Group, Inc.	Collective Brands, Inc.	New York & Company, Inc.	Warnaco Group, Inc.

Charming Shoppes, Inc.	DSW Inc.	Phillips-Van Heusen Corp.

Tally Sheets

As part of the Compensation Committee’s annual evaluation of compensation of our Named Executive Officers, the Committee reviews tally sheets setting out each component of each executive’s compensation, the aggregate amount of his or her total compensation, and projected and historical compensation earned. Tally sheets permit the Committee to determine annually whether the elements of compensation and individual decisions made by the Committee during the year with respect to an executive, when considered in the aggregate, amount to a compensation package that is consistent with our compensation philosophy. Tally sheets assist the Committee in analyzing target pay, realized pay, retention value and termination value.

The Compensation Committee’s review of tally sheets provides the Committee with a formal mechanism through which the Committee is able to evaluate if the Company’s compensation programs and practices are consistent with the Company’s compensation philosophy and its overall business objectives. Tally sheets are one but not the only factor the Committee takes into account when making executive compensation decisions.

The Elements of Compensation

Base Salary

The annual base salary of our Named Executive Officers represents the fixed component of compensation and is reviewed annually by the Compensation Committee. In determining the appropriate level of base salary, the Committee considers the Named Executive Officer’s performance, his or her position, level of responsibility at the Company and market data. The Committee also takes into account that increases in a Named Executive Officer’s base salary also raise the amount of potential cash earnings under our short- and long-term cash incentive awards, because compensation under these awards is calculated based on a percentage of the individual’s base salary. Except for Mr. Lynch who assumed new responsibilities as Brand President of the Ann Taylor division in February 2012 and Mr. Nicholson who assumed new responsibilities as Chief Operating Officer in December 2012 (in addition to his responsibilities as Executive Vice President, Chief Financial Officer and Treasurer), the Named Executive Officers did not receive an annual salary increase in 2012, the fourth consecutive year in which they did not receive an increase because the Committee is focused on delivering compensation through incentives.

Performance Compensation Plan

I. Short-Term Cash Incentive Plan (“STIP”)

We provide our Named Executive Officers with performance-based, short-term cash incentive compensation (referred to as “STIP”) in the form of Spring and Fall season bonuses under the Company’s Management Performance Compensation Plan (“Performance Compensation Plan”). We believe that STIP aligns the compensation of the Company’s associates with our business, which is based on two separate seasons.

The Compensation Committee established two metrics to drive our business objectives under STIP: a pre-tax corporate operating profit target for overall corporate performance and divisional contribution margin targets for the performance of divisions of the Company. The contribution margin targets for the divisions were selected to further align pay levels to divisional results for those executives who primarily have divisional responsibility. The weighting of the performance measure(s) applicable to each Named Executive Officer under STIP for fiscal year 2012 were as follows:

	Spring Season		Fall Season
	Corp. Op. Profit	Div. Op. Profit	Corp. Op. Profit	Div. Op. Profit
Kay Krill	100%		100%
Michael J. Nicholson	100%		100%
Barbara K. Eisenberg	100%		100%
Gary Muto	30%	70%	30%	70%
Brian Lynch(a)	100%		30%	70%
Katherine H. Ramundo(b)	—		—

(a)	Mr. Lynch assumed new responsibilities in February 2012 as Brand President of the Ann Taylor division, and his performance measures under STIP were subject to only the corporate operating profit goal for the Spring season and a combination of corporate operating profit and divisional contribution margin goals for the Fall season.

(b)	Ms. Ramundo was not eligible to participate in the STIP for 2012 because she started after the cut-off date for eligibility under the plan in 2012.

For fiscal year 2012, the Compensation Committee set stretch targets under STIP to drive the increase in the Company’s revenues and profitable earnings growth. Accordingly, in 2012, the Committee set the Spring 2012 pre-tax corporate operating profit target under STIP at $92.0 million (subsequently adjusted for the impact of $2.3 million of one-time costs related to the separation of the former General Counsel) and the Fall 2012 pre-tax corporate operating profit target at $77.3 million.

The following chart describes the operating profit targets for the STIP in fiscal year 2012:

	Corp. Op. Profit Targets
	Spring	Fall
Maximum (200%)	$115.0	$96.6
Target (100%)	$92.0	$77.3
Threshold (30%)	$69.0	$58.0
Below Threshold (0%)	—	—

We have established an incentive compensation matrix that sets out varying levels of payment to be made to an executive based on the percentage of the corporate operating profit and divisional contribution margin targets achieved. For the corporate operating profit target and the divisional contribution margin targets for the Ann Taylor and LOFT divisions of the Company, the matrix ranges from a minimum threshold goal, at which the executive is eligible to begin earning a payout based on his or her “individual target payout” (as defined below), to a maximum goal, at which the executive is entitled to receive 200% of his or her individual target payout. If during a certain season the Company exceeds its performance target, our executives are capped at 200% of their “individual target payout” and are not entitled to any carryover benefits in a subsequent season for amounts exceeding that cap.

For the Spring season of fiscal year 2012, the corporate operating profit matrix ranged from a minimum of 75% of target, at which level the executive would have been entitled to receive a minimum payout of 30% of his or her individual target payout, to a maximum of 125% of target, at which level the executive would have been entitled to receive a maximum of 200% of his or her individual target payout. For the Fall season, the matrix ranged from a minimum of 75% of target to a maximum of 125% of target. During fiscal year 2012, the seasonal “individual target payout” for Ms. Krill was 62.5% of her base salary. For Messrs. Lynch and Muto, it was 35% of their base salary, and for Ms. Eisenberg, 30% of her base salary. Mr. Nicholson’s seasonal “individual target payout” was 32.5% of his base salary and was adjusted to 35% of his base salary in December 2012, when he assumed the additional responsibilities of Chief Operating Officer. Ms. Ramundo was not eligible to participate in the STIP for 2012 because she joined the Company after the cut-off date for eligibility under the plan in 2012.

As noted above, we use divisional contribution margin as a performance metric under STIP for our divisional goals. In setting the incentive compensation matrix, we considered historic levels of performance for each division, but also took into account the continuing uncertain business environment in 2012. Furthermore, in establishing the intended degree of difficulty of the payout formula for each division, we took into account circumstances specific to each division, including business cycle issues, recruitment and retention needs, and historical pay levels. In each case, we set targets at a level that required successful implementation of corporate operating objectives in order for meaningful payouts to occur.

A retention feature is embedded in STIP whereby if in the Spring season the Company or the respective division exceeds its performance targets, the excess amounts earned are mandatorily banked by the Company for the respective executives and paid out after the end of the Fall season.

For Spring 2012, we exceeded our corporate operating profit target, and the LOFT and Ann Taylor divisions exceeded their divisional contribution margin targets. For Fall 2012, the Company earned above the minimum corporate operating profit threshold, Ann Taylor met its minimum threshold divisional contribution margin target, while the LOFT division failed to achieve its minimum threshold divisional contribution margin target.

Amounts earned for fiscal year 2012 by our Named Executive Officers are set forth in the Summary Compensation Table on page 42.

II. Long-Term Cash Incentive Compensation—Long-Term Restricted Cash Program

The Company maintains for its Vice Presidents and above, a performance-based, long-term cash incentive program, the Long-Term Restricted Cash Program (“RCP”) under the Performance Compensation Plan. The RCP is structured to incentivize our executives to drive consistent, long-term growth as amounts earned under the RCP are banked and mandatorily deferred for three years. During the three-year deferral period, these banked amounts are adjusted upwards or downwards based on the Company’s net income performance (such adjustment is referred to below as the “Corporate Net Income Adjustment”). The amounts earned by our Named Executive Officers under the RCP in fiscal year 2012, including any subsequent adjustment (up or down), will not be paid out to these executives until 2016.

For fiscal year 2012, there were two performance metrics applicable to the RCP: corporate operating profit and corporate net income. Corporate operating profit targets were set at the same levels as those under STIP and applied to RCP amounts earned by our executives for the 2012 Spring and Fall seasons. Consistent with the Corporate Net Income Adjustment, these amounts are subject to adjustment upwards or downwards by the average percentage increase or decrease, as the case may be, of the Company’s corporate net income performance over the three-year mandatory deferral period. The Corporate Net Income Adjustment may be adjusted for certain unusual or infrequently occurring events to avoid distorting operating fundamentals and penalizing or benefitting management for the financial impact of such unusual or infrequent events.

Another key feature of the RCP is the retention aspect of the award, as the executive must be employed by the Company at the end of the mandatory deferral period in order to receive any payout under the RCP, unless the terms of his or her severance arrangement provide otherwise, as further described below.

The Company exceeded its corporate operating profit target under the RCP for the Spring season of 2012 and achieved above the minimum threshold for the Fall season. During fiscal year 2012, the seasonal “individual target payout” for Ms. Krill under the RCP was 81.7% of her base salary, Messrs. Lynch and Muto, 62.5% of their base salary, Mr. Nicholson, 50% of his base salary and for Ms. Eisenberg, 42.5% of her base salary. Ms. Ramundo was not eligible to participate in the RCP for 2012 because she started after the cut-off date for eligibility under the plan in 2012.

Long-Term Equity Incentive Compensation

In addition to long-term cash incentive compensation, the Compensation Committee also awards equity to key executives. In March of 2012, the Named Executive Officers (other than Ms. Ramundo who joined the Company in January of 2013) were awarded their annual equity grant of stock options, time-vesting restricted stock and performance-vesting restricted stock. The Committee believes that equity awards further align executives’ interests with those of the Company’s stockholders and incent management to focus on building long-term stockholder value.

Performance-Based Restricted Stock

During fiscal year 2012, consistent with our performance-based compensation practices, in addition to granting time-based restricted stock and stock options to our Named Executive Officers, we also granted performance-based restricted stock to each of our Named Executive Officers (other than Ms. Ramundo), constituting 50% of the restricted stock granted to Messrs. Nicholson, Lynch and Muto, and Ms. Eisenberg and 52% of the restricted stock granted to Ms. Krill.

The performance goal applicable to these equity grants for fiscal year 2012 was EPS. For the Spring season, this target goal was set at $1.10, and for the Fall season, at $0.95. These EPS goals were adjusted for the impact of the Company’s 2012 share repurchases. For these EPS goals, the Compensation Committee established a matrix with minimum and maximum thresholds for EPS performance and vesting of restricted stock with varying EPS and restricted stock amounts in between. This matrix for performance-based restricted stock was implemented to better align executive compensation to the performance of the Company as it provided that if target EPS was exceeded, the executive would be appropriately compensated for above-target performance but capped at a maximum amount of stock that may be earned. Similarly, if the EPS target was missed by a relatively small amount, the executive still earned a portion of the stock. The following chart illustrates the EPS targets applicable to the performance-based restrictive stock, in fiscal year 2012:

	EPS Targets
	Spring	Fall
Maximum (150%)	$1.25	$1.07
Target (100%)	$1.10	$0.95
Threshold (50%)	$0.95	$0.83
Below Threshold (0%)	—	—

For the Spring season of fiscal year 2012, the Company exceeded its EPS goal, and for the Fall 2012 season, the Company achieved 71% of its EPS threshold. Accordingly, some performance-based restricted stock that was subject to Fall 2012 performance goals was earned and vested in March of 2013 for all of our participating Named Executive Officers, while the remainder was forfeited.

Equity Grant Policy

We generally make our annual equity grants to our Named Executive Officers at the regularly scheduled Compensation Committee meeting held in March of each year after the final results of the prior year’s performance are determined. We also make grants during other times of the year when required for new hires, promotions and other business reasons.

The grant date of an equity award is determined as described below:

(i)	if the award was approved at the regularly scheduled Compensation Committee meeting held in March, the later of the (a) second business day following the public release of the Company’s fiscal year-end results, and (b) March Compensation Committee meeting;

(ii)	if the award was approved at another regularly scheduled or special meeting of the Compensation Committee, the date of that meeting;

(iii)	if the award was approved by having each Compensation Committee member sign a document containing the terms of the award, the date the last signature is received by the Company;

(iv)	if the award was made by the Chief Executive Officer under authority delegated to her by the Compensation Committee, the date that she signs a writing containing the key terms of the grant; and

(v)	if it is a performance-vesting award where the performance goals are set at a date later than the regularly scheduled March Compensation Committee meeting, the date of the Compensation Committee meeting at which the performance goals for the first tranche of the award is set.

Notwithstanding the foregoing, if the award was made in connection with a new hire, the grant date is the start date of employment of that person. In addition, if a grant date in any of clauses (ii)-(v) above falls during a “Blackout Period” established under the Company’s trading policy, then the grant date will be the second business day following the end of the Blackout Period during which the award was made.

The exercise price for stock options is the fair market value of the Company’s common stock on the grant date, which value is set as the closing price per share of the common stock on the New York Stock Exchange for the trading day immediately preceding the grant date. As a result, the options do not have any value to the executive unless the market price of the common stock rises.

Anti-Hedging and Anti-Pledging Policies

The Company has an anti-hedging policy that prohibits the Named Executive Officers (as well as other associates and the Company’s Board of Directors) from hedging against a decrease in the value of the Company’s stock. Under the policy, the Named Executive Officers are prohibited from purchasing any financial instruments designed to offset decreases in the market value of the Company’s stock.

In addition, the Company has adopted an anti-pledging policy that prohibits the Named Executive Officers and directors from holding the Company’s stock in a margin account or otherwise pledging the Company’s stock as collateral for a loan.

Change in Control and other Termination Events

Under the terms of the Company’s equity plans, special severance plan and non-solicitation and non-competition agreements, certain of our Named Executive Officers are entitled to compensation and benefits upon the occurrence of specific events, including a change in control or termination of the executive’s employment without Cause (as those terms are defined in the applicable document). The terms of these arrangements, as well as an estimate of the payments that would have been made to the executive if any of those events would have occurred at the end of the Company’s fiscal year 2012, are described in detail in the section entitled “Payments and Entitlements Upon Change in Control and Other Termination Events” beginning on page 52.

Severance

The Company has an employment agreement with Ms. Krill, which was entered into in connection with her becoming Chief Executive Officer in 2005. The employment agreement with Ms. Krill provides for payments to be made to her upon certain termination events, including a Change in Control of the Company (as defined under her employment agreement).

The Company has Confidentiality, Non-Solicitation of Associates and Non-Competition Agreements (“Non-Compete Agreements”) with each of Messrs. Lynch, Muto and Nicholson and Ms. Ramundo. Under the Non-Compete Agreements, if the executive is terminated without Cause (and in the cases of Messrs. Lynch and Muto, if they were to terminate their employment for Good Reason), he or she is entitled to receive severance in the amount of 18 months’ base salary payable over 12 months, continued health and welfare benefits for 12 months (“base severance compensation”), as well as the bonuses payable under STIP based upon actual performance for the season (and in the case of Mr. Nicholson, based on targeted performance for the season) in which he or she was terminated. The executive is also entitled to receive any banked amounts under the RCP, in addition to any amounts earned in the season in which he or she is terminated, those amounts to be adjusted over the mandatory three-year deferral period based on the Corporate Net Income Adjustment (as explained earlier in this CD&A). Amounts earned under the RCP, as adjusted, are payable in accordance with the payment schedule of the RCP for all other associates. In exchange for these benefits, the executive agrees to comply with certain non-competition, non-solicitation and confidentiality obligations. If Messrs. Lynch or Muto were to resign other than for Good Reason, they would only be entitled to receive base severance compensation. If Mr. Nicholson were to resign, the Company could elect whether to enforce the non-competition provision for the full period and accordingly pay base severance compensation to the executive for the time period, if any, it chooses to enforce that provision. These agreements are further described in the “Payments and Entitlements Upon Change in Control and Other Termination Events” section of this proxy statement beginning on page 52.

Ms. Eisenberg left the Company on August 1, 2012. She is entitled to severance pursuant to her Non-Compete Agreement, the terms of which are summarized on page 59 of this proxy statement.

The Named Executive Officers, other than Ms. Krill, are also eligible to receive benefits under the ANN INC. Special Severance Plan (the “Special Severance Plan”). Under this plan, a participant is eligible to receive benefits if within two years after a Change in Control of the Company (as defined in the Special Severance Plan) there is a Qualifying Termination of his or her employment. A “Qualifying Termination” is either a termination of the executive’s employment by the Company without Cause or a termination by the executive of his or her employment for Good Reason (as defined in that plan). While the Named Executive Officers are entitled to gross-up payments to compensate them for excise taxes applicable to Change in Control payments, the Company eliminated that entitlement for executives joining the Company after the end of fiscal year 2010. A description of Ms. Krill’s employment agreement and the Special Severance Plan is also provided in the “Payments and Entitlements Upon Change in Control and Other Termination Events” section of this proxy statement on pages 52-56.

A key difference between Ms. Krill’s arrangement under her employment agreement and that of the other current Named Executive Officers under the Special Severance Plan is the requirement under the Special Severance Plan that a Change in Control occur prior to the occurrence of a Qualifying Termination before severance is paid to the executive under the plan. Under Ms. Krill’s arrangement, one year after a Change in Control and without the occurrence of an additional event, Ms. Krill has the right to terminate her employment (with or without any reason) and receive severance. We believe that the provision permitting Ms. Krill to receive severance benefits upon her voluntary resignation following a Change in Control is important in order to ensure that her economic interests would not be inconsistent with those of our shareholders in the period preceding a Change in Control and to ensure that she has a strong incentive not to voluntarily resign during the one-year period after a Change in Control.

Equity

In the case of equity granted in fiscal year 2012 to our Named Executive Officers, other than Ms. Krill, treatment of those awards upon a change in control of the Company or other termination events is subject to the terms of the 2003 Plan. Under the 2003 Plan, if the Named Executive Officer’s employment is terminated by reason of death, Disability or Retirement (as such terms are defined under the 2003 Plan), vested stock options remain exercisable for a period of three years following the termination event (or sooner if the options expire before that date). All unvested stock options are forfeited. If the Named Executive Officer is terminated for Cause (as defined under the Plan) or the executive voluntarily leaves his or her employment, all vested and unvested stock options granted to the executive terminate on the day following termination. If the Named Executive Officer’s employment is terminated for any reason other than those provided above, only the stock options that are exercisable on the date of that termination may be exercised for a period of up to three months following the termination event (or sooner if the options expire before that date). For restricted stock or units, if the Named Executive Officer’s employment is terminated for any reason, all restricted stock or units granted to the executive that have not vested by the date of termination are forfeited by the executive. Upon a change in control of the Company, all stock options, restricted stock and restricted units granted to the Named Executive Officer automatically vest.

Under Ms. Krill’s employment agreement, if Ms. Krill’s employment is terminated by the Company without Cause, by her for Good Reason, due to Disability (each as defined in her employment agreement) or if her employment agreement expires as a result of the Company not renewing her employment agreement at the end of the term, all time-vesting stock options and restricted stock granted to Ms. Krill on or after October 1, 2005 will fully vest, and Ms. Krill will be entitled to exercise those stock options for a period of up to three years following any of those events, provided that those options have not expired before the end of that period. However, while Ms. Krill’s previous employment agreement with the Company provided that performance-based equity awards would fully vest upon similar termination events (except in the case of Disability), the Compensation Committee decided that it would be in the Company’s and shareholders’ best interests to limit accelerated vesting of future awards under her current employment agreement. As a result, under her current agreement, only that portion of the performance-based restricted stock or units that are eligible to vest in March following the end of the fiscal year of termination will vest (and then only on a pro rata basis), other than in the case of a Change in Control. All equity awards granted to Ms. Krill under her employment agreement will vest upon a Change in Control and will become exercisable in accordance with the equity plans and award agreements under which those awards were granted.

Different meanings are assigned to the various terms giving rise to benefits and entitlements under Ms. Krill’s employment agreement, the 2003 Plan and the Special Severance Plan. One difference among the documents is the definition of “Change in Control”. For example, under Ms. Krill’s employment agreement, “Change in Control” is defined as set forth in the 2003 Plan, except that if Ms. Krill’s termination occurs prior to a Change in Control but during the pendency of a Potential Change in Control, the date of termination will be deemed as having occurred after a Change in Control. A Potential Change in Control (as defined in the “Payments and Entitlements Upon Change in Control and Other Termination Events” section of this proxy statement) may be triggered by an entity’s acquisition of 15% of the Company’s common stock. Under the Special Severance Plan, the trigger for a Change in Control would occur by the beneficial ownership of 30% of the Company’s common stock. Under the 2003 Plan, a merger in which the Company represents 80% or less of the common stock of the surviving entity would trigger a change in control, while under the Special Severance Plan, the Company would need to represent less than 50%. These differences, among others, occur as a result of historical circumstances and individual negotiations with our Chief Executive Officer.

Tax and Accounting Considerations

In making its compensation decisions, the Compensation Committee considers the accounting and income tax impact on the Company of its decisions, including the potential non-deductibility of certain compensation. In doing so, the Committee strives to strike an appropriate balance between designing appropriate and competitive compensation packages for its executives while also maximizing the deductibility of compensation and ensuring that any accounting consequences to the Company are appropriately reflected in its financial statements. Section 162(m) of the Internal Revenue Code generally disallows deductions to publicly-traded companies for compensation in excess of $1.0 million in a taxable year paid to its chief executive officer and to the three other most highly compensated named executive officers (excluding the chief financial officer), with certain exceptions for qualified “performance-based compensation.” Annual base salaries and time-vesting restricted stock granted during fiscal year 2012 did not qualify as performance-based compensation under Section 162(m). For those types of compensation that could qualify as performance-based compensation, the Company attempted to meet the qualification requirements.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2012

The table below sets forth the total compensation paid or earned during the fiscal year ended February 2, 2013 by (i) the Company’s Chief Executive Officer and Chief Financial Officer, (ii) the Company’s three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers as of February 2, 2013, and (iii) each other person who was an executive officer of the Company during fiscal year 2012, who as of February 2, 2013, no longer served as an executive officer of the Company and whose total compensation would have placed that person among the company’s three most highly compensated executive officers (each such executive officer, a “Named Executive Officer”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (a)	Option Awards ($) (a)	Non-Equity Incentive Plan Compensation ($) (b)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($) (c)	All Other Compensation ($) (d)	Total ($)
Kay Krill	2012	$1,200,000	—	$3,263,677	$1,236,000	$6,706,170	$11,965	$285,091	12,702,903
Chief Executive Officer, President and Director	2011	1,200,000	—	3,381,168	1,328,000	4,734,285	56,244	98,780	10,798,477
	2010	1,200,000	—	2,710,238	1,206,400	5,166,000	30,183	16,423	10,329,244

Michael J. Nicholson	2012	616,667	—	1,468,526	278,100	1,860,384	—	72,887	4,296,564
Executive Vice President, Chief Operating Officer, CFO and Treasurer (e)	2011	600,000	—	522,976	199,200	1,151,481	—	35,100	2,508,757
	2010	600,000	—	438,909	185,600	1,370,250	—	15,053	2,609,812

Brian Lynch	2012	800,769	—	1,578,516	741,600	3,225,534	3,685	11,542	6,361,646
Brand President, Ann Taylor division	2011	700,000	—	1,178,582	424,960	2,035,025	14,255	11,025	4,363,847
	2010	700,000	—	977,137	399,040	2,425,500	7,294	2,042	4,511,013

Gary Muto	2012	900,000	—	1,092,830	432,600	3,755,948	—	27,310	6,208,688
Brand President, LOFT division	2011	900,000	—	1,178,582	424,960	1,442,520	—	55,050	4,001,112
	2010	900,000	—	855,546	399,040	2,644,425	—	3,000	4,802,011

Katherine H. Ramundo	2012	24,679	300,000	—	—	—	—	—	324,679
Executive Vice President, General Counsel and Corporate Secretary (f)	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—

Barbara K. Eisenberg	2012	237,758	—	373,663	222,480	1,202,487	—	139,313	2,175,701
Executive Vice President, General Counsel and Corporate Secretary (g)	2011	421,000	—	522,976	199,200	845,599	23,539	24,629	2,036,943
	2010	—	—	—	—	—	—	—	—

(a)	The amounts in these columns reflect the grant date fair value of awards pursuant to the Company’s equity incentive plans in accordance with Accounting Standards Codification 718-10, Compensation—Stock Compensation (“ASC 718-10”). Assumptions used in the calculation of these amounts for fiscal years ended February 2, 2013, January 28, 2012 and January 29, 2011 are included in footnote 7 to the Company’s audited financial statements for the fiscal year ended February 2, 2013 in the Company’s Annual Report on Form 10-K. The grant date fair value of performance-based restricted stock awards and performance-based restricted unit awards for the Named Executive Officers is reflected in the table above at target. The grant date fair value associated with all performance-based restricted stock and unit awards granted in 2012 and valued at maximum performance is as follows: for Ms. Krill, $2,806,764, for Mr. Nicholson, $474,696, for Mr. Lynch, $1,114,523, for Mr. Muto, $908,180, and for Ms. Eisenberg, $184,520. As explained in the CD&A section of this proxy statement, a portion of these awards was forfeited by the Named Executive Officers because the Company did not fully-achieve its goals associated with those performance-based restricted shares and units. The target value of the forfeited performance-based equity awards, calculated in accordance with ASC 718-10, is as follows: for Ms. Krill, $313,802, for Mr. Nicholson, $53,072, for Mr. Lynch, $124,606, for Mr. Muto, $101,537. The equity awards granted to Ms. Eisenberg in 2012 have been forfeited due to her separation from the Company on August 1, 2012.

(b)

Reflects amounts earned by the Named Executive Officers under the Company’s Short-Term Cash Incentive bonus (“STIP”) and the Long-Term Restricted Cash Program (“RCP”). For fiscal year 2012, the amount for Ms. Krill includes $1,545,000 for STIP, $2,018,800 for the RCP bonus banked in 2012, and $3,142,370 for the Corporate Net Income Adjustment relating to the RCP bonus banked in 2009. For Mr. Nicholson, the amount reflects $413,213 for STIP, $629,513 for the RCP bonus banked in 2012, and $817,658 for the Corporate Net Income Adjustment relating to the RCP bonus banked in 2009. For Mr. Lynch, the amount reflects $512,120 for STIP and $1,030,000 for the RCP bonus banked in 2012, and $1,683,414 for the Corporate Net Income Adjustment relating to the RCP bonus banked in 2009. For Mr. Muto, the amount reflects $432,810 for STIP, $1,158,750 for the RCP bonus banked in 2012, and $2,164,388 for the Corporate Net Income Adjustment relating to the RCP bonus banked in 2009. For Ms. Eisenberg,

(footnotes continued on next page)

(footnotes continued from previous page)

the amount reflects $260,178 for STIP and $368,586 for the RCP bonus banked in 2012, and $573,723 for the Corporate Net Income Adjustment relating to the RCP bonus banked in 2009. RCP amounts banked in 2012 do not include any adjustment up or down related to the Corporate Net Income Adjustment, since that adjustment amount will not be determined until 2016, the conclusion of the mandatory three-year deferral period for that bonus. See the CD&A for a description of STIP and RCP.

(c)	The amounts set forth in this column for 2012 represent only changes in pension value.

(d)	For Ms. Krill, this represents $9,579 for car service, $9,575 for estate planning, $15,080 in life insurance premiums paid by the Company on her behalf, and $11,250 and $238,565 in contributions made by the Company under its 401(k) savings and non-qualified deferred compensation plans, respectively, on her behalf. The value for Ms. Krill’s car service was calculated based on the portion of the cost to the Company of operating the Company car attributed to the incremental mileage associated with Ms. Krill’s commute. For Fiscal 2010 and onward, Ms. Krill waived the benefit under her employment agreement to be reimbursed for taxes in connection with her car service. The remaining amounts for Ms. Krill represent compensation in the form of group personal liability insurance. For Mr. Nicholson, the amount represents $11,250 and $61,637 in contributions made by the Company on his behalf to the Company’s 401(k) savings and non-qualified deferred compensation plans, respectively. For Mr. Lynch the amount represents $11,542 in contributions made by the Company on his behalf to the Company’s 401(k) savings plan. For Mr. Muto, the amount represents $11,250 and $16,060 in contributions made by the Company on his behalf to the Company’s 401(k) savings and non-qualified deferred compensation plans, respectively. For Ms. Eisenberg, the amount represents $11,250 and $28,063 in contributions made by the Company on her behalf to the Company’s 401(k) savings and non-qualified deferred compensation plans, respectively, as well as a $100,000 lump sum severance payment.

(e)	Mr. Nicholson was appointed Chief Operating Officer in December 2012, in addition to his responsibilities as Executive Vice President, Chief Financial Officer and Treasurer.

(f)	Ms. Ramundo’s employment with the Company began on January 14, 2013.

(g)	Ms. Eisenberg’s employment with the Company terminated on August 1, 2012. In connection with her separation from the Company, Ms. Eisenberg is entitled to severance, subject to her compliance with confidentiality, non-solicitation, and non-compete provisions set forth in her severance arrangement. The terms of her severance are set forth on page 59 of this proxy statement.

The table below provides information in accordance with ASC 718-10, Compensation—Stock Compensation (“ASC 718-10”) on cash incentives, stock options, restricted stock and restricted unit awards for fiscal year 2012 for each of the Company’s Named Executive Officers. See the CD&A for a description of the formula and criteria for determining amounts payable to our Named Executive Officers under the Performance Compensation Plan.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2012

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (c)	All other Option Awards: Numbers of Securities Underlying Options (#) (c)	Exer- cise or Base Price of Option Awards ($/Sh) (d)	Stock Price at Close of Market on Date of Grant ($/Sh) (d)	Grant Date Fair Value of Stock and Option Awards ($) (e)
	Plan Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#) (b)	Target (#) (b)	Maxi- mum (#) (b)
Kay Krill	2003 Equity	3/13/12	—	—	—	—	—	—	50,000	—	—	—	1,392,500
	Incentive Plan	3/13/12	—	—	—	—	—	—	—	100,000	27.85	28.10	1,236,000
		3/13/12	—	—	—	14,167	28,334	42,501	—	—	—	—	789,102
		9/11/12	—	—	—	14,167	28,334	42,501	—	—	—	—	1,082,075
	Performance Compensation Plan
	• STIP		450,000	1,500,000	3,000,000	—	—	—	—	—	—	—	—
	• RCP (a)		588,000	1,960,000	3,920,000	—	—	—	—	—	—	—	—

Michael J. Nicholson	2003 Equity	3/13/12	—	—	—	—	—	—	11,250	—	—	—	313,313
	Incentive Plan	3/13/12	—	—	—	—	—	—	—	22,500	27.85	28.10	278,100
		3/13/12	—	—	—	2,396	4,792	7,188	—	—	—	—	133,457
		9/11/12	—	—	—	2,396	4,792	7,188	—	—	—	—	183,006
		12/3/12	—	—	—	—	—	—	25,000	—	—	—	838,750
	Performance Compensation Plan
	• STIP		122,079	406,931	813,862	—	—	—	—	—	—	—	—
	• RCP (a)		185,079	616,931	1,233,862	—	—	—	—	—	—	—	—

Brian Lynch	2003 Equity	3/13/12	—	—	—	—	—	—	30,000	—	—	—	835,500
	Incentive Plan	3/13/12	—	—	—	—	—	—	—	60,000	27.85	28.10	741,600
		3/13/12	—	—	—	5,626	11,251	16,877	—	—	—	—	313,340
		9/11/12	—	—	—	5,626	11,251	16,877	—	—	—	—	429,676
	Performance Compensation Plan
	• STIP		168,000	560,000	1,120,000	—	—	—	—	—	—	—	—
	• RCP (a)		300,000	1,000,000	2,000,000	—	—	—	—	—	—	—	—

Gary Muto	2003 Equity	3/13/12	—	—	—	—	—	—	17,500	—	—	—	487,375
	Incentive Plan	3/13/12	—	—	—	—	—	—	—	35,000	27.85	28.10	432,600
		3/13/12	—	—	—	4,584	9,168	13,752	—	—	—	—	255,329
		9/11/12	—	—	—	4,584	9,168	13,752	—	—	—	—	350,126
	Performance Compensation Plan
	• STIP		189,000	630,000	1,260,000	—	—	—	—	—	—	—	—
	• RCP (a)		337,500	1,125,000	2,250,000	—	—	—	—	—	—	—	—

Katherine H. Ramundo	2003 Equity	3/13/12	—	—	—	—	—	—	—	—	—	—	—
	Incentive Plan	3/13/12	—	—	—	—	—	—	—	—	—	—	—
		3/13/12	—	—	—	—	—	—	—	—	—	—	—
		9/11/12	—	—	—	—	—	—	—	—	—	—	—
	Performance Compensation Plan
	• STIP		—	—	—	—	—	—	—	—	—	—	—
	• RCP (a)		—	—	—	—	—	—	—	—	—	—	—
			—	—	—	—	—	—	—	—	—	—	—

Barbara K. Eisenberg	2003 Equity	3/13/12	—	—	—	—	—	—	9,000	—	—	—	250,650
	Incentive Plan (f)	3/13/12	—	—	—	—	—	—	—	18,000	27.85	28.10	222,480
		3/13/12	—	—	—	2,209	4,417	6,626	—	—	—	—	123,013
	Performance Compensation Plan
	• STIP		75,780	252,600	505,200	—	—	—	—	—	—	—	—
	• RCP (a)		107,355	357,850	715,700	—	—	—	—	—	—	—	—

(footnotes on following page)

(footnotes to table on previous page)

(a)	These amounts reflect the amounts banked in 2012 and do not include any adjustment up or down related to the Corporate Net Income Adjustment, which will be determined in 2016, at the conclusion of the mandatory three-year deferral period. See the CD&A for a description of the Corporate Net Income Adjustment under the Long-Term Restricted Cash Program.

(b)	Represents performance-based restricted stock and performance-based restricted unit awards whose performance goals were established seasonally. For the awards whose performance goals were established for the Spring season, the performance-based restricted stock vested, and the performance-based restricted unit awards were settled in shares, on March 13, 2013, because the Company met the performance targets associated with those awards. The awards for which goals were established for the Fall season were partially earned while the remainder were forfeited by each of the Named Executive Officers because the Company achieved 71% of its EPS threshold associated with those restricted shares and units.

(c)	These awards vest in equal installments on each of the first three anniversaries of the grant date.

(d)	Under the Company’s equity incentive plans, the exercise price for stock options is the fair market value on the grant date, determined as the closing price per share of the Company’s common stock on the New York Stock Exchange for the trading day immediately preceding the grant date.

(e)	Amounts set forth in the stock and option award columns represent the aggregate grant date fair value computed in accordance with ASC 718-10 based on the assumptions set forth in the Company’s financial statements and footnotes for fiscal year 2012.

(f)	These equity awards to Ms. Eisenberg have been forfeited due to her separation from the Company on August 1, 2012.

For an explanation of the performance goals applicable to the awards under the 2003 Equity Incentive Plan and the Performance Compensation Plan, see pages 35–38 in the CD&A. For a description of employment agreements between the Company and its Named Executive Officers, see pages 39–41 of the CD&A and the “Payments and Entitlements Upon Change in Control and Other Termination Events” section of this proxy statement beginning on page 52.

The following table shows the number of shares of the Company’s common stock covered by exercisable and unexercisable options and unvested time-vesting and performance-vesting restricted stock and restricted units held by the Company’s Named Executive Officers on February 2, 2013.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)
Kay Krill	4,282	—		—	$30.12	March 8, 2014	—		$—	—		$—
	200,000	—		—	28.49	November 17, 2015	—		—	—		—
	100,000	—		—	35.49	March 8, 2016	—		—	—		—
	180,000	—		—	35.28	March 15, 2017	—		—	—		—
	41,251	—		—	14.08	September 1, 2019	—		—	—		—
	—	43,334	(a)	—	19.58	March 16, 2020	—		—	—		—
	33,333	66,667	(b)	—	27.74	March 15, 2021	—		—	—		—
	—	100,000	(c)	—	27.85	March 13, 2022	—		—	—		—
	—	—		—	—	—	21,667	(a)	668,860	—		—
	—	—		—	—	—	33,334	(b)	1,029,021	—		—
	—	—		—	—	—	50,000	(c)	1,543,500	—		—
	—	—		—	—	—	22,208	(a)	685,561	—		—
	—	—		—	—	—	17,083	(d)	527,352	16,667	(e)	514,510
	—	—		—	—	—	18,792	(f)	580,109	36,667	(g)	1,131,910

Michael J. Nicholson	27,000	—		—	$32.36	September 17, 2017	—		$—	—		$—
	30,000	—		—	23.92	March 12, 2018	—		—	—		—
	15,000	—		—	23.22	July 10, 2018	—		—	—		—
	50,000	—		—	2.82	March 10, 2019	—		—	—		—
	25,000	—		—	7.32	June 1, 2019	—		—	—		—
	25,000	—		—	14.08	September 1, 2019	—		—	—		—
	13,333	6,667	(a)	—	19.58	March 16, 2020	—		—	—		—
	4,999	10,001	(b)	—	27.74	March 15, 2021	—		—	—		—
	—	22,500	(c)	—	27.85	March 13, 2022
	—	—		—	—	—	3,334	(a)	102,921	—		—
	—	—		—	—	—	5,001	(b)	154,381	—		—
	—	—		—	—	—	11,250	(c)	347,288	—		—
	—	—		—	—	—	25,000	(h)	771,750	—		—
	—	—		—	—	—	3,418	(a)	105,514	—		—
	—	—		—	—	—	2,563	(d)	79,120	2,501	(e)	77,206
	—	—		—	—	—	3,844	(f)	118,664	7,500	(g)	231,525

(footnotes on following pages)

(table continued from previous page)

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)
Brian Lynch	15,000	—		—	$35.49	March 8, 2016	—		$—	—		$—
	27,000	—		—	35.86	March 14, 2017	—		—	—		—
	16,667	—		—	14.08	September 1, 2019	—		—	—		—
	—	14,334	(a)	—	19.58	March 16, 2020	—		—	—		—
	7,679	21,334	(b)	—	27.74	March 15, 2021	—		—	—		—
	—	60,000	(c)	—	27.85	March 13, 2022	—		—	—		—
	—	—		—	—	—	7,167	(a)	221,245	—		—
	—	—		—	—	—	10,667	(b)	329,290	—		—
	—	—		—	—	—	30,000	(c)	926,100	—		—
	—	—		—	—	—	7,346	(a)	226,771	—		—
	—	—		—	—	—	5,467	(d)	168,766	5,334	(e)	164,661
	—	—		—	—	—	10,250	(f)	316,418	20,000	(g)	617,400

Gary Muto	16,250	—		—	$7.99	November 11, 2018	—		$—	—		$—
	50,000	—		—	14.08	September 1, 2019	—		—	—		—
	28,666	14,334	(a)	—	19.58	March 16, 2020	—		—	—		—
	10,666	21,334	(b)	—	27.74	March 15, 2021	—		—	—		—
	—	35,000	(c)	—	27.85	March 13, 2022	—		—	—		—
	—	—		—	—	—	—		—	—		—
	—	—		—	—	—	7,167	(a)	221,245	—		—
	—	—		—	—	—	10,667	(b)	329,290	—		—
	—	—		—	—	—	17,500	(c)	540,225	—		—
	—	—		—	—	—	7,346	(a)	226,771	—		—
	—	—		—	—	—	5,467	(d)	168,766	5,334	(e)	164,661
	—	—		—	—	—	5,979	(f)	184,572	11,667	(g)	360,160

Katherine H. Ramundo	—	—		—	$—	—	—		$—	—		$—
	—	—		—	—	—	—		—	—		—
	—	—		—	—	—	—		—	—		—

Barbara K. Eisenberg	—	—		—	$—	—	—		$—	—		$—
	—	—		—	—	—	—		—	—		—
	—	—		—	—	—	—		—	—		—

(a)	This award vests on March 16, 2013.

(b)	This award vests in two equal installments on each of March 15, 2013 and 2014.

(c)	This award vests in three installments on each of March 13, 2013, 2014 and 2015.

(d)	This award vests on March 15, 2013.

(e)	This award vests on March 15, 2014 if the Company meets the performance target associated with these shares.

(f)	This award vests on March 13, 2013.

(g)	This award vests in two equal installments on each of March 13, 2014 and March 13, 2015 if the Company meets the performance target associated with these shares.

(h)	This award vests on December 3, 2015.

(i)	The amounts in this column represent the number of unvested shares outstanding for the Named Executive Officer at the Company’s 2012 fiscal year end multiplied by the Company’s 2012 fiscal year end stock price of $30.87.

The table below shows the number of shares of the Company’s common stock acquired by each Named Executive Officer during fiscal year 2012 upon the exercise of stock options, if applicable, and vesting of restricted stock.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kay Krill	750,419	8,119,224	136,146	3,798,132
Michael J. Nicholson	—	—	22,062	614,263
Brian Lynch	216,905	3,155,936	50,646	1,409,904
Gary Muto	148,751	3,926,469	59,396	1,734,441
Katherine H. Ramundo	—	—	—	—
Barbara K. Eisenberg	144,500	1,339,265	22,062	614,263

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of the Named Executive Officers and the number of years of service credited to each Named Executive Officer under the AnnTaylor Inc. Pension Plan (“Pension Plan”), determined using interest rate and mortality assumptions consistent with those used in the Company’s financial statements.

PENSION BENEFITS FOR FISCAL YEAR 2012

Name	PLAN NAME	Number of Years of Credited Service at end of Fiscal Year 2012	Present Value of Accumulated Benefits at end of Fiscal Year 2012 ($)	Payments during Fiscal Year 2012 ($)
Kay Krill	AnnTaylor Inc. Pension Plan	12.25	334,655	—
Michael J. Nicholson	AnnTaylor Inc. Pension Plan	—	—	—
Brian Lynch	AnnTaylor Inc. Pension Plan	2.34	77,915	—
Gary Muto	AnnTaylor Inc. Pension Plan	—	—	—
Katherine H. Ramundo	AnnTaylor Inc. Pension Plan	—	—	—
Barbara K. Eisenberg	AnnTaylor Inc. Pension Plan	—	—	227,757

The Pension Plan is a tax-qualified retirement plan that was generally available to all eligible employees upon completion of a 12-month period during which the employee completed 1,000 hours of service. Effective October 1, 2007, the Pension Plan was amended to eliminate future benefit accruals for all employees and to freeze participation. Prior to October 1, 2007, the following provisions applied:

Benefits under the Pension Plan are determined as follows:

(a)	For participants with ten years or less of service with the Company:

(i)	1.25% of Compensation (as defined below) for the calendar year up to the Social Security Wage Base (which for 2007 was $97,500), plus

(ii)	1.60% of Compensation for the calendar year in excess of the Social Security Wage Base.

(b)	For participants with more than ten years of service, the sum of (i) and (ii) below:

(i)	For the first ten years of service with the Company:

1)	1.25% of Compensation for the calendar year up to the Social Security Wage Base, plus

2)	1.60% of Compensation for the calendar year in excess of the Social Security Wage Base, plus

(ii)	For years of service in excess of ten years:

1)	1.60% of Compensation for the calendar year up to the Social Security Wage Base, plus

2)	1.95% of Compensation for the calendar year in excess of the Social Security Wage Base.

Participants do not accrue benefits under the Pension Plan for any years of service in excess of 35 years of service with the Company or for service after September 30, 2007.

Credited service under the Pension Plan is different from the participant’s actual years of service with the Company. Credited service for benefit accruals under the Pension Plan began the first of the month following the completion of one year of service with the Company. Credited service was frozen as of September 30, 2007.

“Compensation” is defined as W-2 earnings reported for a calendar year, excluding any severance pay, equity grants, moving allowance, car allowance, certain imputed income, or other similar payments, but including pre-tax contributions to a cafeteria plan, a transportation fringe benefit plan or a 401(k) plan. The maximum amount taken into account was $225,000, the Internal Revenue Code limit for 2007.

Benefits under the Pension Plan are payable as a lifetime annuity or under a variety of other payment forms, including a lump sum distribution. Benefits are payable, at the election of the vested participant:

•	at the normal retirement age of 65;

•	upon early retirement after age 55; or

•	upon termination of employment.

For a participant under the Pension Plan to receive any benefits, he or she must have been employed for at least five years by the Company. Full benefits are payable at the normal retirement age of 65. If the participant retires between the ages of 55 and 65, the amount of benefits is reduced to reflect the additional years of pension payments. If the participant retires at age 55, he or she will be entitled to 60% of the accrued benefits. If the participant elects to commence payments upon termination of his or her employment with the Company prior to age 55, the benefit will be payable in a lump sum (or as an annuity, at the election of the participant) and will be reduced to the actuarial equivalent of the benefit payable at age 65.

The present value of accumulated benefits at February 2, 2013 provided in the table above is determined based on the accrued plan benefit at that date and assumes the following:

•	the Named Executive Officer will retire from the Company at age 65, the plan’s normal retirement age;

•	the Named Executive Officer will receive his or her payments in the form of a lump sum; and

•

the present value of the lump-sum payment is calculated using a discount rate of 4.35% for pre-retirement years (with retirement assumed at age 65) while the discount rate for post-retirement years is 5.00% This is consistent with the assumptions used for financial reporting purposes.

For calculation of the changes in pension value set forth in the Summary Compensation Table above, the present value of accumulated benefits at January 28, 2012 (the end of the Company’s 2011 fiscal year) is determined using the same assumptions and methodologies described above, except that the discount rate of 4.85% is applied to pre-retirement years and the discount rate for post-retirement years is based on the December 2011 rates of 2.07% for the first 5 years, 4.45% for the next 15 years, and 5.24% for years after 20 years, blended with the 30-year Treasury rate of 4.42% as prescribed by IRC Section 417(e)(3).

NONQUALIFIED DEFERRED COMPENSATION

Under the Company’s Non-Qualified Deferred Compensation Plan (“Deferred Compensation Plan”), in 2012, certain executives, including the Named Executive Officers, were able to defer up to 50% of their salary as well as up to 95% of awards earned under the Performance Compensation Plan during the calendar year.

Under the Deferred Compensation Plan, beginning on the first of the month immediately following the first anniversary of the executive’s date of hire, the Company matches all or a portion of the amount of the base and bonus compensation deferred by the executive during the Plan year minus the Internal Revenue Code Section 401(a)(17) qualified plan compensation limit as indexed on an annual basis (“Eligible Compensation”). If an executive elects to defer up to 3% of his or her Eligible Compensation, the Company matches 100% of the deferral. If an executive elects to defer more than 3% of his or her Eligible Compensation, the Company matches additional amounts deferred over 3% and up to 6% of Eligible Compensation at a rate of 50% (collectively, the “Company Match”). The amounts deferred by the executive and credited under the executive’s deferred compensation account are at all times fully vested. The Company Match vests upon the second anniversary of the executive’s date of hire, or earlier upon a Change in Control. A Change in Control will be deemed to have occurred if it would constitute a Change in Control as defined under Section 409A of the Internal Revenue Code of 1986, as amended, (“Section 409A”) and under the Company’s Special Severance Plan, which is described under the “Payments and Entitlements Upon Change in Control and Other Termination Events” section of this proxy statement.

Amounts held under the Deferred Compensation Plan may be invested by the executive through participation in certain mutual funds or other permitted investments made available under the Deferred Compensation Plan.

The Deferred Compensation Plan provides for payments in compliance with Section 409A. Accordingly, either on a date certain as selected by the participant in accordance with the terms of the Deferred Compensation Plan, or six months after the date of an executive’s separation from service, an executive is entitled to receive, in a single lump-sum cash payment, the vested amounts credited in his or her deferred compensation account. If the payment event is separation from service and such separation from service takes place after the executive’s normal or early retirement date, the executive may receive payments in installments in the form he or she elected prior to participation in the Plan.

If prior to distribution of all amounts under the Deferred Compensation Plan, the executive’s employment is terminated due to death or disability, the Company will pay to the executive or his or her estate, on the date of separation from service and in a single lump sum, the vested amount credited under his or her deferred compensation account. If the executive incurs a severe financial hardship caused by an accident, illness or similar extraordinary and unforeseeable emergency beyond the control of the executive, the executive may elect immediate payment of all or a portion of the vested amount credited to the executive’s deferred compensation account, subject to Company authorization and compliance with Section 409A.

In addition, in the event of the occurrence of a Change in Control of the Company, the executive is entitled to receive in a single lump sum payment, the amounts then credited to his or her deferred compensation account as soon as practicable thereafter.

The table below provides, for each Named Executive Officer, information relating to his or her deferred compensation activity and balances, if any.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2012

Name	Executive contributions in Fiscal Year 2012 ($)	Company contributions in Fiscal Year 2012 ($) (a)	Aggregate earnings in Fiscal Year 2012 ($)	Aggregate withdrawals/ distributions in Fiscal Year 2012 ($)	Aggregate balance at end of Fiscal Year 2012 ($) (b)
Kay Krill	$318,086	$238,565	$122,719	$—	$1,188,300
Michael J. Nicholson	316,332	61,637	1,496,683	—	3,156,058
Brian Lynch	—	—	12,944	—	100,310
Gary Muto	21,414	16,060	21,412	—	168,182
Katherine H. Ramundo	—	—	—	—	—
Barbara K. Eisenberg	40,221	28,063	60,380	—	620,087

(a)	Any contributions reported in this column are reflected as compensation for the respective Named Executive Officer in the “All Other Compensation” column of the Summary Compensation Table of this proxy statement.

(b)	$158,410 of the aggregate balance for Ms. Krill, $71,367 of the aggregate balance for Mr. Nicholson, $30,296 of the aggregate balance for Mr. Lynch, $43,650 of the aggregate balance for Mr. Muto and $13,604 of the aggregate balance for Ms. Eisenberg was reported as compensation in the Summary Compensation Table in previous years.

EQUITY COMPENSATION PLANS

The following table sets forth information with respect to shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION AS OF FEBRUARY 2, 2013

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	2,415,077	$26.38	3,179,064	(2)
Equity compensation plans not approved by security holders (3)	370,025	20.56

Total	2,785,102	$25.61	3,179,064

(1)	Consists of the 2003 Equity Incentive Plan and the Associate Discount Stock Purchase Plan (“ADSPP”).

(2)	Includes 1,428,496 shares of Common Stock available for issuance under the ADSPP.

(3)	Consists of the 2000 Stock Option and Restricted Stock Award Plan and the 2002 Stock Option and Restricted Stock and Unit Award Plan.

See Note 7, “Equity and Incentive Compensation Plans” in the Notes to Consolidated Financial Statements for a description of the material features of these plans.

PAYMENTS AND ENTITLEMENTS UPON CHANGE IN CONTROL AND

OTHER TERMINATION EVENTS

The following is a description of the specific circumstances relating to termination of employment and Change in Control of the Company that will trigger payments to each Named Executive Officer and a calculation of the estimated payments to those officers as a result of the occurrence of those events had they occurred on February 2, 2013, the end of the Company’s 2012 fiscal year. “Change in Control” is generally defined as (i) the acquisition of a substantial percentage of the Company’s common stock (at least 20% under Ms. Krill’s employment agreement and under the Company’s 2003 Equity Incentive Plan, and at least 30% under the Company’s Deferred Compensation Plan and the Special Severance Plan), (ii) a change in the majority of the Board of Directors, or (iii) certain reorganizations, mergers or consolidations involving the Company.

Kay Krill

The Company has an employment agreement with Ms. Krill, which was entered into in connection with her becoming Chief Executive Officer on October 1, 2005. While the initial term of the agreement ended on October 1, 2008, the term of the agreement automatically renews for additional one-year periods unless either party gives a timely non-renewal notice. Ms. Krill’s employment agreement provides for payments to be made to Ms. Krill upon certain termination events, including a Change in Control of the Company.

Cash Compensation

Under Ms. Krill’s employment agreement, if any of the following termination events (the “Termination Events”) occurs:

•

the Company terminates Ms. Krill’s employment without “Cause” (generally defined as conviction for the commission of a felony; dishonesty; refusal to follow directions of the Board; gross nonfeasance; breach of confidentiality or restrictive covenant provisions; or certain other instances of willful misconduct);

•	Ms. Krill terminates her employment for “Good Reason” (as defined below);

•	Ms. Krill terminates her employment due to “Disability” (which entails her inability to perform her duties as a result of physical or mental incapacity for a period of six consecutive months); or

•	the agreement expires as a result of the Company not renewing her employment agreement,

Ms. Krill is entitled to receive, in addition to medical and welfare benefits, cash severance (payable monthly) for a specified severance period (as described below) based on:

•	her annual base salary, plus

•	the average of her total bonuses (including her bonuses under the Performance Compensation Plan, including the RCP) earned over the prior three fiscal years,

except that in the case of Disability, only her salary and the average of her annual bonuses under the Performance Compensation Plan will be used and any disability payments she would have received under the Company’s disability plans would be deducted.

In the case of a termination due to Disability, the severance period is 18 months. In the other circumstances, the severance period is the longer of 18 months or the remainder of the term of her employment agreement, and she would also be entitled to outplacement services. In the event of Ms. Krill’s Disability, after the 18-month severance period and until Ms. Krill reaches the age of 65, Ms. Krill would be entitled to receive payments under the Company’s applicable short-term and long-term disability plans, which long-term disability payments may not be less than 60% of her annual base salary in effect on the date of termination.

During the term of Ms. Krill’s employment agreement and for a period of 18 months following Ms. Krill’s termination of employment with the Company (other than in the case of termination in connection with her death, termination by the Company for Cause or termination by Ms. Krill for other than Good Reason), the Company is required to maintain a supplemental life insurance policy on behalf of Ms. Krill. This policy provides for a death benefit to her beneficiary of no less than $7 million, the proceeds of which would be paid upon her death.

If following a Change in Control, Ms. Krill’s employment is terminated without Cause or she terminates her employment for Good Reason, then instead of the cash severance described above, Ms. Krill is entitled to receive a lump sum cash severance payment equal to three times the sum of:

•	her annual base salary, plus

•

the average of her total bonuses earned over the prior three fiscal years. If the Change in Control, however, does not constitute a change in control within the meaning of Section 409A of the Internal Revenue Code or if such termination occurs prior to the occurrence of a Change in Control but during the pendency of a Potential Change in Control, upon termination, Ms. Krill would be entitled to receive on a monthly basis for a period of 18 months, an amount equal to one-sixth of her annual base salary then in effect plus one-sixth of the average of her total bonuses earned over the prior three fiscal years. A Potential Change in Control will generally be deemed to have occurred if the Company or any person takes action which, if consummated, would constitute a Change in Control, any person acquires 15% or more of the Company’s common stock, or the Board adopts a resolution declaring that a Potential Change in Control has occurred.

In addition, Ms. Krill has “Good Reason” to terminate her employment with the Company:

•

upon a failure by the Company to comply with any material provision of her employment agreement which has not been cured within ten business days after Ms. Krill gives the Company notice of noncompliance,

•	upon action by the Company resulting in a diminution of Ms. Krill’s title or authority,

•	upon the Company’s relocation of Ms. Krill’s principal place of employment outside of the New York City metropolitan area,

•	one year after a Change in Control, or

•	upon the failure of the Company to obtain from a successor the assumption and agreement to perform the Company’s obligations under the employment agreement.

Equity Compensation

Upon a Termination Event, all time-vesting stock options and time-vesting restricted stock granted to Ms. Krill on or after October 1, 2005 will fully vest, and Ms. Krill is entitled to exercise these stock options for a period of up to three years following the Termination Event, provided that these options have not expired before the end of that period. While Ms. Krill’s previous employment agreement with the Company had provided that performance-based equity awards would fully vest upon similar termination events (except in the case of Disability), the Compensation Committee imposed a limitation on the acceleration of vesting of performance-based restricted stock awards made on or after October 1, 2005. As a result, upon a Termination Event not involving a Change in Control, only that portion of these awards which is eligible to vest in March following the end of the fiscal year of termination will vest (and then only on a pro rata basis).

In the case of a Change in Control, regardless of whether her employment is terminated, all equity awards granted to Ms. Krill will vest and will become exercisable in accordance with the equity plans and award agreements under which those awards were granted. Ms. Krill will also be entitled to a gross-up to compensate her for excise taxes applicable to Change in Control payments.

Restrictive Covenants

Ms. Krill is subject to non-solicitation and non-competition covenants during her employment, during the period in which she receives severance payments and, in the case where the Company terminates her employment for Cause or Ms. Krill terminates her employment without Good Reason, for the following 12 months.

See the “Non-Qualified Deferred Compensation” section of this proxy statement for deferred compensation benefits payable to Ms. Krill and the other Named Executive Officers upon termination or Change in Control, if applicable.

The following table summarizes the amounts that would be payable to Ms. Krill upon the occurrence of the following termination events and/or Change in Control if such events and/or Change in Control were to have occurred on February 2, 2013 (the end of the Company’s 2012 fiscal year):

2012 Potential Payments to Kay Krill upon the Occurrence of Certain Events

Component of Compensation	Executive’s Voluntary Termination	Termination by the Company For Cause	Termination by the Executive For Good Reason	Termination by the Company Without Cause	Termination due to the Executive’s Disability		Termination upon the Executive’s Death		Change in Control of Company without the Executive’s Termination	Change in Control of Company with the Executive’s Termination
Cash Severance (base salary + bonus) (a)	$—	$—	$10,103,228	$10,103,228	$4,064,100		$—		$—	$20,206,455
Restricted Stock and Units—Accelerated (b)	—	—	4,939,077	4,939,077	4,939,077		4,939,077		6,482,577	6,482,577
Stock Options— Accelerated (b)	—	—	999,891	999,891	999,891		999,891		999,891	999,891
Health & Welfare	—	—	19,224	19,224	19,224		—		—	14,039
Other	—	—	—	—	8,280,000	(c)	9,500,000	(d)	—	30,000	(e)
Excise Tax Gross-Up	—	—	—	—	—		—		—	—
Total	—	—	16,061,419	16,061,419	18,302,292		15,438,968		7,482,468	27,732,961

(a)	Amounts do not include the Corporate Net Income Adjustments relating to the RCP bonuses banked in 2010 to 2012, as those adjustments, upwards or downwards, as the case may be, will not be determined until the conclusion of the respective mandatory three-year deferral periods. See the CD&A for a description of the Corporate Net Income Adjustment.

(b)	For the table above, as well as for all the tables that follow in this section, the restricted stock or unit value represents the number of shares or units outstanding for the executive multiplied by the Company’s 2012 fiscal year end stock price of $30.87. For stock options, the value represents the number of the option shares outstanding for the executive multiplied by the difference between the Company’s 2012 fiscal year end stock price and the stock option’s exercise price.

(c)	Represents payments under the Company’s short-term and long-term disability plans that Ms. Krill would be entitled to receive after the initial 18-month severance period. Approximately $6.2 million of this amount is paid by the Company, and the remaining amount is paid by the Company’s insurance provider.

(d)	Represents the death benefit payable to Ms. Krill’s beneficiary under basic and supplemental life insurance policies.

(e)	Represents the approximate value of outplacement services for one year.

Other Named Executive Officers

Confidentiality, Non-Solicitation of Associates and Non-Competition Agreements

The Company has Confidentiality, Non-Solicitation of Associates and Non-Competition Agreements (“Non-Compete Agreements”) with each of our Named Executive Officers other than Ms. Krill, who is subject to the terms of her employment agreement as described above. Under these Non-Compete Agreements, the executive agreed to comply with certain non-competition, non-solicitation and confidentiality obligations. If the executive is terminated by the Company without Cause (and in the cases of Messrs. Lynch and Muto, if they were to terminate their employment for “Good Reason,” as defined below), he or she is entitled to receive severance in the amount of 18 months’ base salary payable over 12 months, continued health and welfare benefits for 12 months (“base severance compensation”), as well as the bonuses payable under the Performance Compensation Plan based upon actual performance for the season (and in the case of Mr. Nicholson, based on targeted performance for the season) in which he or she was terminated (and in the case of Ms. Ramundo, this bonus is prorated). Messrs. Lynch, Muto and Nicholson are also entitled to receive any banked amounts under the RCP, in addition to any RCP amounts earned in the season in which he or she is terminated, such amounts to be adjusted over the three-year mandatory deferral period by the Corporate Net Income Adjustment (or such other metric as the Compensation Committee may determine for all executives participating in the RCP for those respective periods). Amounts earned under the RCP, as adjusted, are paid to the executives at the end of the three-year mandatory deferral period. Ms. Ramundo is also entitled to receive a prorated portion of any banked amounts under the RCP. Such amounts will not be adjusted over the deferral period because they will be paid out following the termination, before the three-year deferral period is complete.

If Messrs. Lynch or Muto were to resign other than for Good Reason, they would only be entitled to receive base severance compensation. If Mr. Nicholson or Ms. Ramundo were to resign, the Company could elect whether to enforce the non-competition provision for the full period and accordingly pay base severance compensation to the executive for the time period, if any, it chooses to enforce such provision.

Under the Non-Compete Agreements, “Good Reason” is generally defined as:

•

action by the Company resulting in a diminution of the executive’s title or responsibilities, including a change in the executive’s reporting relationship so that he or she no longer reports to the CEO;

•	the Company’s relocation of the executive’s principal place of employment outside of the New York City metropolitan area; or

•	the Company’s breach of any contractual agreements with the executive, provided the Company does not cure that breach within fourteen calendar days of notice from the executive.

“Cause” is defined as:

•	conviction for the commission of any act or acts constituting a felony;

•	action toward the Company involving dishonesty;

•	refusal to abide by or follow reasonable written directions of the CEO, which does not cease within ten business days after such written notice;

•	gross nonfeasance which does not cease within ten business days after written notice; or

•

failure to comply with the confidentiality, non-competition and non-solicitation provisions of the Non-Compete Agreement or other willful conduct which is intended to have and does have a material adverse impact on the Company.

Special Severance Plan

In addition, our Named Executive Officers, other than Ms. Krill, are entitled to the benefits under the ANN INC. Special Severance Plan (the “Special Severance Plan”). Under the Special Severance Plan, the executive is entitled to receive cash severance upon the occurrence of a “Qualifying Termination” following a Change in Control of the Company. A “Qualifying Termination” includes a termination of the executive’s employment by the Company without “Cause” or a termination by the executive of his or her employment for “Good Reason” at any time within two years following a Change in Control. “Cause” is defined as the

•	willful and continued failure by the executive to substantially perform his or her duties with the Company (other than by reason of physical or mental incapacity); or

•	the conviction of the executive for the commission of a felony involving moral turpitude.

The executive has “Good Reason” to terminate his or her employment if any of the following occurs after a Change in Control:

•	his or her duties or authority are diminished materially;

•	the location of his or her place of employment has changed by more than fifty miles; or

•	there has been a reduction in the executive’s salary or bonus opportunity.

In the event of a Change in Control with a Qualifying Termination, the executive is entitled to receive a lump sum equal to 2.5 times his or her “Annual Compensation.” “Annual Compensation” is the executive’s current base salary plus the average of the annual bonuses earned by the executive over the prior three full fiscal years or, if higher, in the three years including the year in which the Qualifying Termination occurs. In addition, for a period of 30 months following the date of a Qualifying Termination, the executive is entitled to receive all Company-paid benefits under any group health plan and life insurance plan of the Company. Upon a Change in Control of the Company, in accordance with the terms of the Company’s 2003 Equity Incentive Plan, all stock options and restricted stock granted to the Named Executive Officer automatically vest.

Under the Special Severance Plan, in exchange for the severance benefits described above, the participant is required to sign a release in favor of the Company relating to all claims or liabilities of any kind with the Company. In addition, while the executive is entitled to a gross-up payment to compensate him or her for excise taxes applicable to Change in Control payments, the Company eliminated that entitlement for participants joining the Company after fiscal year 2010.

Under the Company’s disability plans, each of our Named Executive Officers (other than Ms. Krill, whose arrangement is covered by her employment agreement) is entitled to receive, for the first 2.5 years following the date of disability, 100% of his or her base salary in effect on the date of disability and thereafter, depending on the nature of the disability, up to 60% of his or her base salary, not to exceed $12,500 per month, until he or she reaches the age of 65. The Company maintains on behalf of each executive a basic life insurance policy, the proceeds of which are payable upon the death of the executive. Of the Named Executive Officers, each of Mr. Nicholson and Mr. Muto has a supplemental life insurance policy, the premiums of which are not funded by the Company. Under Ms. Krill’s employment agreement, the Company is required to maintain a supplemental life insurance policy on her behalf, as explained on page 53.

Assuming the occurrence of the following termination events and/or Change in Control of the Company on February 2, 2013 (the end of the Company’s 2012 fiscal year), each current Named Executive Officer will be entitled to receive payments set out in the respective tables below.

2012 Potential Payments to Mr. Nicholson upon the Occurrence of Certain Events

Component of Compensation	Executive’s Voluntary Termination		Termination by the Company For Cause	Termination by the Executive For Good Reason	Termination by the Company Without Cause		Termination due to the Executive’s Disability		Termination upon the Executive’s Death		Change in Control of Company without the Executive’s Termination	Change in Control of Company with Qualifying Termination
Cash Severance (base salary + bonus, if applicable)	$1,050,000	(a)	$—	$—	$3,894,771	(b)(c)	$—		$—		$—	$5,401,762	(c)
Restricted Stock and Units—Accelerated	—		—	—	—		—		—		1,466,304	1,466,304
Stock Options— Accelerated	—		—	—	—		—		—		174,509	174,509
Health & Welfare	13,189	(a)	—	—	13,189	(b)	13,189		—		—	32,972
Other	—		—	—	—		4,900,000	(d)	2,500,000	(e)	—	—
Excise Tax Gross-Up	—		—	—	—		—		—		—	2,630,818
Total	1,063,189	(a)	—	—	3,907,959	(b)	4,913,189		2,500,000		1,640,814	9,706,366

(a)	Payable only if the Company elects to enforce for the full 12-month period the non-competition provisions of the Non-Compete Agreement.

(b)	Payable pursuant to the executive’s Non-Compete Agreement under which the executive is bound by non-competition provisions.

(c)	Cash severance amounts do not include the Corporate Net Income Adjustments relating to the RCP bonuses banked in 2010 to 2012, as those adjustments, upwards or downwards, as the case may be, will not be determined until the conclusion of the respective mandatory three-year deferral periods.

(d)	Represents payments under the Company’s short-term and long-term disability plans. Approximately $3.5 million of this amount is paid by the insurance provider, and the remaining amount is paid by the Company.

(e)	Represents payments under basic and supplemental life insurance policies.

2012 Potential Payments to Mr. Lynch upon the Occurrence of Certain Events

Component of Compensation	Executive’s Voluntary Termination		Termination by the Company For Cause	Termination by the Executive For Good Reason		Termination by the Company Without Cause		Termination due to the Executive’s Disability		Termination upon the Executive’s Death		Change in Control of Company without the Executive’s Termination	Change in Control of Company with Qualifying Termination
Cash Severance (base salary + bonus, if applicable)	$1,200,000	(a)	$—	$6,292,258	(a)(b)	$6,292,258	(a)(b)	$—		$—		$—	$8,405,048	(b)
Restricted Stock and Units—Accelerated	—		—	—		—		—		—		2,953,189	2,953,189
Stock Options—Accelerated	—		—	—		—		—		—		409,789	409,789
Health & Welfare	13,359	(a)	—	13,359	(a)	13,359	(a)	13,359		—		—	33,397
Other	—		—	—		—		3,525,000	(c)	1,000,000	(d)	—	—
Excise Tax Gross-Up	—		—	—		—		—		—		—	—
Total	1,213,359	(a)	—	6,305,616	(a)	6,305,616	(a)	3,538,359		1,000,000		3,362,978	11,801,422

(a)	Payable pursuant to the executive’s Non-Compete Agreement under which the executive is bound by non-competition provisions.

(b)	Cash severance amounts do not include the Corporate Net Income Adjustments relating to the RCP bonuses banked in 2010 to 2012, as those adjustments, upwards or downwards, as the case may be, will not be determined until the conclusion of the respective mandatory three-year deferral periods.

(c)	Represents payments under the Company’s short-term and long-term disability plans. Approximately $2.0 million of this amount is paid by the insurance provider, and the remaining amount is paid by the Company.

(d)	Represents payments under the basic life insurance policy.

2012 Potential Payments to Mr. Muto upon the Occurrence of Certain Events

Component of Compensation	Executive’s Voluntary Termination		Termination by the Company For Cause	Termination by the Executive For Good Reason		Termination by the Company Without Cause		Termination due to the Executive’s Disability		Termination upon the Executive’s Death		Change in Control of Company without the Executive’s Termination	Change in Control of Company with Qualifying Termination
Cash Severance (base salary + bonus, if applicable)	$1,350,000	(a)	$—	$7,634,273	(a)(b)	$7,634,273	(a)(b)	$—		$—		$—	$8,785,744	(b)
Restricted Stock and Units—Accelerated	—		—	—		—		—		—		2,181,408	2,181,408
Stock Options— Accelerated	—		—	—		—		—		—		334,283	334,283
Health & Welfare	13,529	(a)	—	13,529	(a)	13,529	(a)	13,529		—		—	33,822
Other	—		—	—		—		4,175,000	(c)	1,900,000	(d)	—	—
Excise Tax Gross-Up	—		—	—		—		—		—		—	4,298,103
Total	$1,363,529	(a)	—	7,647,801	(a)	7,647,801	(a)	4,188,529		1,900,000		2,515,691	11,335,256

(a)	Payable pursuant to the executive’s Non-Compete Agreement under which the executive is bound by non-competition provisions.

(b)	Cash severance amounts do not include the Corporate Net Income Adjustments relating to the RCP bonuses banked in 2010 to 2012, as those adjustments, upwards or downwards, as the case may be, will not be determined until the conclusion of the respective mandatory three-year deferral periods.

(c)	Represents payments under the Company’s short-term and long-term disability plans. Approximately $2.2 million of this amount is paid by the insurance provider, and the remaining amount is paid by the Company.

(d)	Represents payments under the basic and supplemental life insurance policies.

2012 Potential Payments to Ms. Ramundo upon the Occurrence of Certain Events

Component of Compensation	Executive’s Voluntary Termination		Termination by the Company For Cause	Termination by the Executive For Good Reason	Termination by the Company Without Cause		Termination due to the Executive’s Disability		Termination upon the Executive’s Death		Change in Control of Company without the Executive’s Termination	Change in Control of Company with Qualifying Termination
Cash Severance (base salary + bonus, if applicable)	$750,000	(a)	$—	$—	$750,000	(b)(c)	$—		$—		$—	$1,250,000
Restricted Stock and Units—Accelerated	—		—	—	—		—		—
Stock Options— Accelerated	—		—	—	—		—		—
Health & Welfare	2,315	(a)	—	—	2,315	(b)	2,315		—		—	5,788
Other	—		—	—	—		4,150,000	(c)	750,000	(d)	—	—
Excise Tax Gross-Up	—		—	—	—		—		—		—
Total	752,315	(a)	—	—	752,315	(b)	4,152,315		750,000			1,255,788

(a)	Payable only if the Company elects to enforce for the full 12-month period the non-competition provisions of the Non-Compete Agreement.

(b)	Payable pursuant to the executive’s Non-Compete Agreement under which the executive is bound by non-competition provisions.

(c)	Represents payments under the Company’s short-term and long-term disability plans. Approximately $3.5 million of this amount is paid by the insurance provider, and the remaining amount is paid by the Company.

(d)	Represents payments under the basic life insurance policy.

Barbara K. Eisenberg

Ms. Eisenberg’s employment with the Company terminated on August 1, 2012. In connection with her separation and consistent with the terms of her Non-Compete Agreement, Ms. Eisenberg is bound by the confidentiality, non-solicitation and non-compete provisions of that agreement. In consideration for her compliance with those provisions, Ms. Eisenberg is entitled to receive $907,807 in severance, which consists of 18 months of her base salary and health benefits payable over a 12-month period, her STIP and RCP bonuses earned for the Fall season of fiscal year 2012, and the portion above target of her STIP bonus she earned for the Company’s Spring 2012 performance, which portion had been mandatorily deferred until March 2013 in accordance with the terms of that plan. This severance amount does not include the RCP bonuses banked by Ms. Eisenberg in years prior to fiscal year 2012. Ms. Eisenberg is entitled to receive her RCP bonuses earned in 2012 and in prior years when those bonuses are paid out to all other participating associates.

DIRECTOR COMPENSATION

The Compensation Committee reviews non-employee director compensation annually. In its review, the Committee considered compensation paid to directors at similarly situated companies and the time commitments required of the directors. The compensation structure for 2012 is set out below.

Directors who are employees of the Company do not receive any compensation for serving on the Board.

Cash Compensation

During fiscal year 2012, directors, other than Ms. Krill, received the following cash fees:

•	an annual fee of $55,000, payable in quarterly installments on February 1st, May 1st, August 1st and November 1st; and

•

for each Audit Committee member, an annual fee of $15,000, and for each Compensation Committee and Nominating and Corporate Governance Committee member, an annual fee of $10,000, payable in quarterly installments on February 1st, May 1st, August 1st and November 1st.

The Committee Chairs also received the following fees:

•	the Audit Committee Chair received an annual fee of $30,000;

•	the Compensation Committee Chair received an annual fee of $20,000; and

•	the Nominating and Corporate Governance Committee Chair received an annual fee of $20,000.

In addition to the applicable fees above, the Non-Executive Chairman of the Board also received an additional annual cash fee of $60,000.

Equity Compensation

In connection with the Company’s 2012 Annual Meeting of Stockholders, non-employee directors received an annual grant of restricted shares of the Company’s common stock valued at $115,000. The Non-Executive Chairman received an additional annual grant of restricted shares of the Company’s common stock valued at $65,000, also in connection with the 2012 Annual Meeting of Stockholders. The restricted shares of common stock awarded to the non-employee directors vest on the date of the next annual meeting of stockholders. Generally, a director will forfeit his or her unvested restricted shares if he or she ceases to be a director prior to that date.

In 2012, the Company’s director compensation policy was changed to eliminate the initial grant of restricted shares of the Company’s common stock valued at $150,000 on the grant date, which was made at the time that a non-employee director joined the Board. In addition, the policy was amended to clarify that a non-employee Director who joins the Board after the Annual Meeting of Stockholders would receive a pro-rated amount of the annual grant of restricted stock, based on the portion of the year the director served according to the following schedule: (1) if the director is appointed to the Board within 90 days after the Annual Meeting, the director would receive a grant of restricted stock valued at $115,000 on the grant date, (2) if the director is appointed to the Board between 91 days and 270 days after the Annual Meeting, the director would receive a grant of restricted stock valued at $57,500 on the grant date, and (3) if the director is appointed to the Board 271 or more days after the Annual Meeting, the director would not receive any grant of restricted stock prior to the date of the Annual Meeting. The grant date is determined in accordance with the Company’s equity grant policy.

The following table lists the compensation paid to the Company’s non-employee directors during fiscal year 2012.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (a) (b) (c)	Total ($)
James J. Burke, Jr.	$80,000	$115,013	$195,013
Michelle Gass	65,000	115,013	$180,013
Dale W. Hilpert	85,000	115,013	$200,013
Ronald W. Hovsepian	170,000	179,999	$349,999
Linda A. Huett	65,000	115,013	$180,013
Michael C. Plansky	70,000	115,013	$185,013
Stacey Rauch	65,000	115,013	$180,013
Michael W. Trapp	100,000	115,013	$215,013
Daniel W. Yih	70,000	115,013	$185,013

(a)	The amounts in this column reflect the grant date fair value of awards pursuant to the Company’s equity incentive plans in accordance with ASC 718-10. Assumptions used in the calculation of these amounts for fiscal years ended February 2, 2013 are included in footnote 7 to the Company’s audited financial statements for the fiscal year ended February 2, 2013 in the Company’s Annual Report on Form 10-K.

(b)	As of February 2, 2013, each of our current directors held 4,306 shares of unvested restricted stock, except for Mr. Hovsepian, who held 6,739 shares, Mr. Plansky, who held 11,045 shares and Ms. Rauch, who held 9,713 shares.

(c)	As of February 2, 2013, each of the following directors held the respective number of unexercised options to purchase shares of the Company’s common stock: Mr. Burke, 7,500 shares; Mr. Hilpert, 16,875 shares; Mr. Hovsepian, 15,000 shares; and Ms. Huett, 16,875 shares. The remaining directors do not hold any unexercised options to purchase shares of the Company’s common stock.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Principal Stockholders

The following table sets forth certain information as of March 1, 2013 concerning the beneficial ownership of the Company’s common stock by (i) each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding common stock, (ii) each current director, (iii) the Named Executive Officers, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to his or her shares of common stock. Beneficial ownership is calculated in accordance with the SEC rules and includes shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days.

Name of Beneficial Owner	No. of Shares of Common Stock	Percent of Class
T. Rowe Price Associates, Inc. (a)	4,252,405	9.12%
BlackRock, Inc. (b)	3,888,654	8.34%
The Vanguard Group, Inc. (c)	3,025,712	6.49%
Ronald W. Hovsepian (d)	45,339	*
Kay Krill (d)	1,001,661	2.12%
Brian Lynch (d)	364,693	*
Gary Muto (d)	333,548	*
Michael J. Nicholson (d)	516,370	*
Katherine H. Ramundo (d)	—	*
Barbara K. Eisenberg (d)	459	*
James J. Burke, Jr. (d)	46,726	*
Michelle Gass (d)	39,278	*
Dale W. Hilpert (d)	51,571	*
Linda A. Huett (d)	48,447	*
Michael C. Plansky (d)	11,045	*
Stacey Rauch (d)	12,882	*
Michael W. Trapp (d)	18,563	*
Daniel W. Yih (d)	23,592	*
All Executive Officers and Directors as a Group (15 persons) (d)	2,514,174	5.34%

*	Less than 1%

(a)	In an amended Schedule 13G filed with the SEC on February 7, 2013, T. Rowe Price Associates, Inc. (“Price Associates”) reported beneficial ownership of 4,252,405 shares. Price Associates has sole voting power over 647,200 shares and sole dispositive power over 4,252,405 shares. Price Associates’ address is 100 E. Pratt Street, Baltimore, MD 21202.

(b)

In an amended Schedule 13G filed with the SEC on February 1, 2013, BlackRock, Inc. reported beneficial ownership of 3,888,654 shares, over all of which it has sole voting power and sole dispositive power. BlackRock, Inc.’s address is 40 East 52nd Street, New York, NY 10022.

(c)	In an amended Schedule 13G filed with the SEC on February 22, 2013, The Vanguard Group, Inc. (“Vanguard”) reported beneficial ownership of 3,025,712 shares. Vanguard has sole voting power over 69,627 shares and sole dispositive power over 2,958,485 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(d)

The shares listed include shares subject to stock options that are currently or will become exercisable within 60 days of March 1, 2013 as follows: Mr. Hovsepian, 15,000 shares; Ms. Krill, 668,866 shares; Mr. Lynch, 111,346 shares; Mr. Muto, 142,249 shares; Mr. Nicholson, 209,498 shares; Ms. Ramundo, 0 shares; Ms. Eisenberg, 0 shares; Mr. Burke, 7,500 shares; Ms. Gass, 0 shares; Mr. Hilpert, 16,875 shares;

Ms. Huett, 16,875 shares; Mr. Plansky, 0 shares; Ms. Rauch, 0 shares; Mr. Trapp, 0 shares; and Mr. Yih, 0 shares. The shares listed also include restricted shares and/or restricted units which have not yet vested and which are subject to forfeiture as follows: Mr. Hovsepian, 6,739 shares; Ms. Krill, 216,417 shares; Mr. Lynch, 96,228 shares; Mr. Muto, 71,123 shares; Mr. Nicholson, 64,410 shares; Ms. Ramundo, 0 shares; Ms. Eisenberg, 0 shares; Mr. Burke, 4,306 shares; Ms. Gass, 4,306 shares; Mr. Hilpert, 4,306 shares; Ms. Huett, 4,306 shares; Mr. Plansky, 11,045 shares; Ms. Rauch, 9,713 shares; Mr. Trapp, 4,306 shares; and Mr. Yih, 4,306 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC reports of their ownership and changes in their ownership of common stock. Based solely on a review of copies of Section 16(a) reports furnished to the Company, or written representations from certain reporting persons, the Company believes that during fiscal year 2012 all transactions were reported on a timely basis.

EXECUTIVE OFFICERS

The following table lists certain information regarding the current executive officers of the Company:

Name	Position and Offices
Kay Krill	Chief Executive Officer, President and a Director
Michael J. Nicholson	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer
Brian Lynch	Brand President, Ann Taylor division
Gary Muto	Brand President, LOFT division
Katherine H. Ramundo	Executive Vice President, General Counsel and Secretary

Information regarding Ms. Krill is set forth above under “Incumbent Class III Directors Term Expiring 2015.”

Michael J. Nicholson, age 46. Mr. Nicholson has been Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Treasurer of the Company since December 1, 2012. Previously, since 2007, he served as Executive Vice President, Chief Financial Officer and Treasurer of the Company. Prior to that, from 2006 to 2007 he was Executive Vice President, Chief Operating and Financial Officer of Victoria’s Secret Beauty Company, a subsidiary of Limited Brands, Inc. From 2005 to 2006, he served as Senior Vice President and Chief Financial Officer of Victoria’s Secret Beauty Company and from 2001 to 2005 as its Vice President and Chief Financial Officer.

Brian Lynch, age 55. Mr. Lynch became Brand President of the Ann Taylor division in 2012. Previously, from 2008 to 2012, he was President of the Company’s Corporate Operations, including the Company’s Factory and E-Commerce divisions and Real Estate functions. Prior to that, from 2006 to 2008, he was Executive Vice President of the Ann Taylor Factory division and of the Company’s Store Operations. From 2004 to 2006, he was Senior Vice President of the Ann Taylor Stores division of the Company and of the Company’s Store Operations. Before joining the Company, Mr. Lynch was Senior Vice President of Gap, Inc. from 2000 to 2004.

Gary Muto, age 53. Mr. Muto joined the Company in 2008 as Brand President of the LOFT division. Previously, since 2007 he was President of Gap Adult and GapBody, a division of Gap, Inc., and from 2005 to 2007, he was President of Forth & Towne, also a division of Gap, Inc. From 2002 to 2005, Mr. Muto was President of Gap, N.A., and from 2001 to 2002, he was President of the Banana Republic division of Gap, Inc.

Katherine H. Ramundo, age 45. Ms. Ramundo has been Executive Vice President, General Counsel and Corporate Secretary since January, 2013. Prior to joining the Company, Ms. Ramundo was Vice President, Deputy General Counsel and Assistant Secretary at Colgate-Palmolive Company.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

From time to time, stockholders of the Company submit proposals that they believe should be voted on by the stockholders. The SEC has adopted regulations that govern the inclusion of those proposals in a company’s proxy materials. Under Rule 14a-8 of the Exchange Act, the Company must receive any stockholder proposals intended to be presented at the 2014 Annual Meeting of Stockholders no later than December 12, 2013, in order for those proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.

The Company’s Bylaws provide that for a stockholder to nominate a director for election to the Company’s Board of Directors or to propose any other matter for consideration at the Company’s annual meeting (other than matters to be included in the Company’s proxy statement, which must be submitted in accordance with Rule 14a-8 as indicated above), that stockholder must give timely prior written notice to the Secretary of the Company of that stockholder’s intention to bring that business before the meeting, and the notice must contain certain information as set forth in our Bylaws. To be timely for the 2014 Annual Meeting of Stockholders, it must be received by the Company not less than 90 days nor more than 120 days prior to May 30, 2014, which will be the anniversary date of the prior year’s meeting (or if the date for the 2014 Annual Meeting is not within 25 days before or after the anniversary date of the prior year’s meeting, then not later than the tenth day following the first to occur of the day on which the notice of the date of the meeting is mailed or public disclosure thereof is made).

STOCKHOLDERS SHARING THE SAME ADDRESS

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we are delivering only one copy of this proxy statement and our 2012 Annual Report to multiple stockholders who share the same address and have the same last name, unless we have received contrary instructions from an affected stockholder. We will deliver upon written or oral request a separate copy of the proxy statement and Annual Report to any stockholder at a shared address to which a single copy of these materials was delivered. To receive a separate copy of these materials, you may contact our Investor Relations Department either by mail at 7 Times Square, 15th Floor, New York, NY 10036, by telephone at (212) 541-3445, or by e-mail at investor_relations@anninc.com.

If you are a stockholder of record and would like to revoke your householding consent and receive in the future a separate copy of our proxy statement and Annual Report, please contact Broadridge Financial Solutions, Inc., either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Any stockholders of record sharing the same address and currently receiving multiple copies of the Annual Report and the proxy statement who wish to receive only one copy of these materials per household in the future, may contact ANN INC. c/o Computershare, P.O. Box 43006, Providence, RI 02940-3006 or by telephone at (800) 851-9677 to participate in the householding program. If you hold your shares through a bank, brokerage firm or other financial institution, please contact that firm to request information about householding.

ADDITIONAL INFORMATION

Copies of the Company’s 2012 Annual Report to Stockholders, which includes audited financial statements, are being provided to stockholders of the Company with this proxy statement.

NEW YORK, NEW YORK

April 11, 2013

Exhibit A

PROPOSED AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION

The proposed changes to Article SIXTH of the Company’s Amended and Restated Certificate of Incorporation are set forth below with additions indicated by underlining and deletions of text indicated by strike-outs.

(3) The Board of Directors shall consist of not less than three nor more than fifteen directors, with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one- third of the total number of directors constituting the entire Board of Directors. ~~The term of the initial Class I directors shall terminate on the date of the 1992 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1993~~ Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected. Notwithstanding the foregoing, (i) at the 2014 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2015 annual meeting of stockholders; (ii) at the 2015 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2016 annual meeting of stockholders; and ~~the term of the initial Class III directors shall terminate on the date of the 1994 annual meeting of stockholders. At~~(iii) at the 2016 annual meeting of stockholders and each annual meeting of stockholders ~~beginning in 1992, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If~~ thereafter, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders. Pursuant to such procedures, effective as of the 2016 annual meeting of stockholders, the Board of Directors will no longer be classified under Section 141(d) of the GCL and directors shall no longer be divided into three classes. Prior to the 2016 annual meeting of stockholders, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director of a class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. ~~Directors of the Corporation~~ Until the 2016 annual meeting of stockholders, and in accordance with Section 141(k) of the GCL, directors may be removed by the stockholders of the Corporation only for cause~~.~~, and from and after the 2016 annual meeting of stockholders, directors of the Corporation may be removed by the stockholders of the Corporation with or without cause. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Section (3) of Article SIXTH unless expressly provided by such terms.

A-1

Exhibit B

THE ANN INC.

2003 EQUITY INCENTIVE PLAN, AS AMENDED

1. Purpose.

This 2003 Equity Incentive Plan (the “Plan”) is intended to encourage stock ownership by employees of ANN INC. (the “Corporation”), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees to remain in the employ of the Corporation, its divisions and Subsidiary Corporations, and to put forth maximum efforts for the success of the business. The Plan is also intended to encourage Directors of the Corporation who are not employees or officers of the Corporation or its Subsidiary Corporations (“Eligible Directors”) to acquire or increase their proprietary interest in the Corporation and to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Corporation and to assist the Corporation in attracting and retaining highly qualified Eligible Directors.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)	“AWARD” shall mean an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Unit Award or Other Award granted pursuant to the Plan.

(b)	“CAUSE” used in connection with the termination of employment or service of a Grantee, shall, unless otherwise determined by the Committee or specified in the Grantee’s employment agreement, mean a termination of employment or service of the Grantee by the Corporation or a division or Subsidiary Corporation due to (i) the Grantee’s failure to render services in accordance with the terms of such Grantee’s employment or service, which failure amounts to a material neglect of such Grantee’s duties, (ii) the commission by the Grantee of an act of fraud, misappropriation (including, without limitation, the unauthorized disclosure of confidential or proprietary information) or embezzlement, or (iii) a conviction of or guilty plea or confession to any felony.

(c)	“CODE” shall mean the Internal Revenue Code of 1986, as amended.

(d)	“COMMON STOCK” shall mean shares of the Corporation’s Common Stock, par value $.0068 per share.

(e)	“DISABILITY” shall mean a Grantee’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(f)	“EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended.

(g)	“EXECUTIVE OFFICER” shall mean an officer of the Corporation who is an “executive officer” within the meaning of Rule 3b-7 under the Exchange Act.

(h)	“FAIR MARKET VALUE” per share as of a particular date shall mean (i) the closing sales price per share of Common Stock as reported on the New York Stock Exchange (or if the shares of Common Stock are not then traded on such exchange, on the principal national securities exchange on which they are then traded) for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange but are traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee (as defined in Section 3 hereof) in its discretion may determine.

(i)	“GRANTEE” shall mean a person to whom an Award has been granted.

(j)	“INCENTIVE STOCK OPTION” shall mean an Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(k)	“NONSTATUTORY STOCK OPTION” shall mean an Option that is not intended to be an Incentive Stock Option.

(l)	“OPTION” shall mean the right, granted to a Grantee pursuant to Section 6, to purchase a specified number of shares of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.

(m)	“OTHER AWARD” shall mean an award granted pursuant to Section 8 that is subject to the terms and restrictions set forth in this Plan.

(n)	“PERFORMANCE-BASED COMPENSATION” shall mean compensation that satisfies the requirements of Section 162(m) of the Code (“Section 162(m)”) for deductibility of remuneration paid to a “covered employee,” as that term is defined in Section 162(m).

(o)	“PERFORMANCE GOAL” shall mean the specific objectives that may be established by the Committee, from time to time, with respect to an award granted under the Plan, which objectives shall be based on one or more of the following, determined in accordance with generally accepted accounting principles, as applicable: revenue; net or gross sales; comparable store sales; net income; gross margin; operating profit (corporate and/or divisional); earnings before all or any of interest, taxes, depreciation and/or amortization; cash flow; working capital; return on equity, assets, cash or cash equivalents on balance sheet, capital or investment; market share; sales (net or gross) measured by store, product line, territory, operating or business unit, customers, or other category; earnings or book value per share of Common Stock; earnings from continuing operations; net worth; turnover or shrinkage in inventory; levels of expense, cost or liability by store, product line, territory, operating or business unit or other category; appreciation in the price of Common Stock; the payment of a dividend on Common Stock; total shareholder return (stock price appreciation plus dividends); any other Generally Accepted Accounting Principles (“GAAP”) financial measures; implementation of critical projects or processes consisting of one or more objectives based on meeting specified market penetration, geographical business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons; and personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions. Where applicable, the Performance Goal may be expressed in terms of attaining a specified level of the selected criterion or the attainment of a percentage increase or decrease in the selected criterion, or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Performance Goals may relate to the performance of a store, business unit, Subsidiary Corporation, product line, division, territory, or the Corporation or a combination thereof.

(p)	“PERFORMANCE PERIOD” shall mean the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to any Award that is intended to qualify as Performance-Based Compensation.

(q)	“PERFORMANCE SCHEDULE” shall mean a schedule or other objective method of determining the achievement of a Performance Goal relative to the applicable Performance Target.

(r)	“PERFORMANCE TARGET” shall mean the Performance Goal established by the Committee with respect to a Performance Period.

(s)	“RESTRICTED SHARE” shall mean a share of Common Stock, awarded to a Grantee pursuant to Section 7, that is subject to the terms and restrictions set forth in this Plan and by the Committee upon the award of the Restricted Share to the Grantee.

(t)	“RESTRICTED UNIT” shall mean the right, awarded to a Grantee pursuant to Section 7, to receive a share of Common Stock or an amount in cash equal to the Fair Market Value of one share of Common Stock, on the terms and subject to the restrictions set forth in this Plan and in the applicable Award agreement.

(u)	“RETIREMENT” shall mean a Grantee’s voluntary termination of employment with the Corporation and its Subsidiary Corporations after age 65 with at least 5 years of service with the Corporation or its Subsidiary Corporations, or as otherwise provided in the applicable Award agreement.

(v)	“STOCK APPRECIATION RIGHT” (or “SAR”) shall mean the right granted to a Grantee, pursuant to Section 6, to receive shares of Common Stock or cash upon exercise of a specified number of shares of Common Stock, on the terms and subject to the restrictions set forth in this Plan and in the applicable Award agreement.

(w)	“SUBSIDIARY CORPORATION” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(x)	“SUBSTITUTE AWARDS” shall mean Awards granted or shares of Common Stock issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Corporation or any Subsidiary Corporation or with which the Company or any Subsidiary Corporation combines.

3. Administration.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Corporation (the “Board”) (or any duly authorized subcommittee of the Committee). The Committee shall consist solely of two or more members of the Board, each of whom shall be an “outside director” within the meaning of Section 162(m), a “nonemployee director” within the meaning of Rule 16b-3, as from time to time amended, promulgated under Section 16 of the Exchange Act, and an “independent director” within the meaning of the New York Stock Exchange Listed Company Manual.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the purchase price of the shares of Common Stock covered by each Option (the “Option Price”); to determine the exercise price of the shares of Common Stock covered by each SAR (the “SAR Exercise Price”); to determine the persons to whom, and the time or times at which, Awards shall be granted; to determine the number of shares to be covered by each Option, SAR or Other Award and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options and SARs (“Option Agreements” and “SAR Agreements”), Restricted Stock Awards and Restricted Unit Awards (“Restricted Award Agreements”) or Other Awards (“Other Award Agreements”); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing (but subject to the provisions of Section 6(k)), the Committee shall not have the authority to reduce the exercise price for any Option or SAR by repricing or replacing such Option or SAR unless the Corporation shall have obtained the prior consent of its stockholders.

The determinations of the Committee shall be binding and conclusive on all parties. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee shall have the authority in its discretion to delegate to specified officers of the Corporation the power to make Awards, including, without limitation, to determine the terms of such Awards, and the power to extend the exercisability of Options and SARs pursuant to Section 6(g) or 6(h) hereof, in each case consistent with the terms of this Plan (but only to the extent permissible under Section 409A of the Code, hereinafter, “Section 409A,” and the provisions of Section 157 of the Delaware General Corporations Law) and subject to such restrictions, if any, as the Committee may specify when making such delegation; provided that the delegates shall not have authority to make Awards to, or extend the exercisability of Options and SARs held by, such delegates or any Executive Officer or Eligible Director. Any delegation of duties by the Committee pursuant to this paragraph shall be subject to the requirements of Section 162(m), Rule 16b-3 and the New York Stock Exchange Listed Company Manual, as applicable.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award made hereunder.

4. Eligibility.

Awards may be granted to employees (including, without limitation, officers who are employees) of the Corporation or its present or future divisions and Subsidiary Corporations, and to Eligible Directors. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an “Optionee.”

A Grantee shall be eligible to receive more than one Award during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5. Stock.

The shares of Common Stock available to be delivered upon issuance or settlement of an Award hereunder may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Awards may be granted from time to time under this Plan on or after the date of the 2013 meeting of the shareholders of the Corporation shall not exceed 3,425,000, it being understood that one (1) share shall count against such limit for each share of Common Stock underlying an Award granted pursuant to the Plan after February 2, 2013. The maximum number of shares of Common Stock that may be covered by Incentive Stock Options shall not exceed 800,000 in the aggregate.

Under the Plan, no single Grantee may be granted Awards in the aggregate covering more than 800,000 shares of Common Stock, of which up to 800,000 Awards may be Incentive Stock Options, during any fiscal year of the Corporation. The limitations set forth in this Section 5 shall be subject to adjustment as provided in Section 6(k) or 7(f) hereof, as applicable.

If after February 2, 2013 any shares subject to an Award are forfeited, canceled, exchanged or surrendered, or if an Award otherwise terminates or expires without a distribution or payment required to be made to the Grantee in respect of all or a portion of the shares subject to the Award, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. In connection with the exercise of an Option or SAR (whether settled in cash or in shares of Common Stock) the excess of the number of shares of Common Stock with respect to which the Option or SAR is exercised over the number of shares of Common Stock actually delivered to the Grantee (or in the case of a cash settlement, the number of shares equivalent in value to the cash delivered) in connection with such exercise shall again be available for Awards under the Plan. Shares of Common Stock available for Awards under the Plan shall be increased by the following: (i) shares tendered or withheld in payment of the exercise price of an award and (ii) shares tendered or withheld in respect of tax withholding obligations.

Substitute Awards shall not reduce the number of shares of Common Stock available for Awards under the Plan, nor shall shares of Common Stock subject to Substitute Awards again be available for Awards under the Plan pursuant to the preceding paragraph. Additionally, in the event that a company which is acquired by or combined with the Corporation or any Subsidiary Corporation has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for grant under the Plan (and shares subject to such Awards shall not be again available for grant under this Plan); provided, that Awards granted using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Corporation or any Subsidiary Corporation immediately prior to such acquisition or combination.

6. Terms and Conditions of Options and Stock Appreciation Rights.

Each Option and SAR granted pursuant to the Plan shall be evidenced by a written Option Agreement or SAR Agreement (as applicable) between the Corporation and the Grantee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a)	NUMBER OF SHARES. Each Option Agreement and SAR Agreement shall state the number of shares of Common Stock to which the Option or SAR (as applicable) relates. The number of shares subject to any Option and SAR shall be subject to adjustment as provided in Section 6(k) hereof.

(b)	TYPE OF OPTION. Each Option Agreement shall specifically state whether the Option is intended to be an Incentive Stock Option.

(c)	OPTION PRICE; SAR EXERCISE PRICE. Each Option Agreement and SAR Agreement shall state the Option Price or SAR Exercise Price (as applicable), which, except with respect to an Option or SAR which is a Substitute Award, shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option or SAR (as applicable); provided, however, a SAR granted in tandem with, but subsequent to, the Option, or an SAR granted in exchange for an Option, may have a SAR Exercise Price not less than the Option Price of such Option (subject to the requirements of Section 409A). The Option Price and SAR Exercise Price shall be subject to adjustment as provided in Section 6(k) hereof. The date on which the Committee adopts a resolution expressly granting an Option or SAR shall be considered the day on which such Option or SAR is granted, unless such resolution expressly provides for a specific later date.

(d)	MEDIUM AND TIME OF PAYMENT OF OPTION PRICE. The Option Price shall be paid in full, at the time of exercise, (i) in cash, (ii) in previously-owned shares of Common Stock having a Fair Market Value equal to such Option Price, (iii) in a combination of cash and shares, or (iv) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker.

(e)

TERM AND EXERCISE OF OPTIONS AND SARS. Except as provided in Section 6(k) hereof or unless otherwise determined by the Committee, the shares covered by an Option or SAR shall become exercisable over such period, in cumulative installments or otherwise, or upon the satisfaction of such Performance Goals or other conditions, as the Committee shall determine; provided, however, that the

Committee shall have the authority to accelerate the exercisability of all or any portion of any outstanding Option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate, and provided further, however, that such exercise period shall not exceed 10 years from the date of grant of such Option or SAR. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) hereof. In the event that the day on which an Option (other than an Incentive Stock Option) would expire occurs during a period in which trading in Common Stock is prohibited by law or the Corporation’s policy, the expiration date of such Option shall automatically be extended until the 30th day following the end of such prohibition. An Option or SAR may be exercised, as to any or all full shares of Common Stock as to which the Option or SAR has become exercisable, by giving written or electronic notice of such exercise to the Secretary of the Corporation; provided, however, that an Option or SAR may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option or SAR is then exercisable if such number of shares is less than 100).

(f)	OTHER CONDITIONS APPLICABLE TO SARS. A SAR may be granted in tandem with all or part of an Option (in which case the exercise of the Option or SAR, as applicable, will reduce the number of shares remaining for exercise under the tandem SAR or Option, as applicable) or at any subsequent time during the term of such Option, or without regard to any Option. Upon the exercise of a SAR, the Grantee shall have the right to receive for each share for which the SAR is exercised the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at the time of grant) over (ii) the SAR Exercise Price. The Committee shall determine in its sole discretion whether payment on exercise of an SAR shall be made in shares, cash, other property, or any combination thereof.

(g)	TERMINATION. Except as provided in this Section 6(g) and in Section 6(h) hereof (and except as otherwise provided in the applicable Award agreement), an Option or SAR may not be exercised unless the Grantee is then in the employ or service of the Corporation or one of its divisions or Subsidiary Corporations, and unless the Grantee has remained continuously so employed or in service since the date of grant of the Option or SAR. Except as provided in the applicable Option Agreement or SAR Agreement, in the event that the employment or service of a Grantee shall terminate or cease other than by reason of death, Disability, Retirement or a termination by the Corporation for Cause, all Options and SARs theretofore granted to such Grantee that are exercisable at the time of such termination may, to the extent not theretofore exercised or canceled, be exercised at any time within the earlier of when the Options or SARs expire pursuant to Section 6(e) hereof and three (3) months after such termination of employment or cessation of service, as applicable; provided, however, that the Committee may in its discretion extend the period for exercise of such Options or SARs to a date later than three (3) months after such separation or cessation date, but in any event not beyond the date on which the Option or SAR would otherwise expire pursuant to Section 6(e) hereof. Notwithstanding the foregoing, except as provided in the applicable Option Agreement or SAR Agreement, if the employment of a Grantee shall terminate voluntarily by the Grantee or by the Corporation for Cause, all Options and SARs theretofore granted to such Grantee shall, to the extent not theretofore exercised, terminate on the day following termination.

(h)	DEATH, DISABILITY OR RETIREMENT. Except as provided in the applicable Option Agreement or SAR Agreement, if a Grantee shall die while employed by or in service to the Corporation or a Subsidiary Corporation, or if the Grantee’s employment or service shall terminate or cease by reason of Disability or Retirement, all Options and SARs theretofore granted to such Grantee, to the extent exercisable on the date of death or separation, may be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Option or SAR by bequest or inheritance or otherwise by reason of the death or Disability of the Grantee, at any time within three (3) years after the date of death or termination by reason of Disability or Retirement, or at such later time as the Committee may in its discretion determine, but in any event not beyond the date on which the Option or SAR would otherwise expire pursuant to Section 6(e) hereof.

(i)	NONTRANSFERABILITY OF OPTIONS AND SARS. Options and SARs granted under the Plan shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) as specifically provided below in this Section (6)(i). Any Grantee may transfer Nonstatutory Stock Options and SARs to charitable organizations or members of his or her Immediate Family (as defined below) if (x) the Option Agreement or SAR Agreement (as applicable) pursuant to which the Nonstatutory Stock Option or SAR was granted so provides, (y) such agreement was approved by the Board or the Committee, and (z) the Grantee does not receive any consideration for the transfer. “Immediate Family” means children, grandchildren, and spouse of the Grantee (including domestic partners under applicable law) or one or more trusts for the benefit of such family members or partnerships or other entities in which such family members are the only partners or holders of equity interests. Any Nonstatutory Stock Option Agreement or SAR Agreement may be amended to provide for the transferability feature as outlined above, provided that such amendment is approved by the Board or the Committee. Any Nonstatutory Stock Option or SAR not granted pursuant to an Option Agreement or SAR Agreement expressly permitting its transfer shall not be transferable. During the lifetime of the Grantee, Options or SARs may be exercised only by the Grantee, the guardian or legal representative of the Grantee, or the transferee as permitted under this Section 6(i).

(j)	SPECIAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The provisions of this Section 6(j) shall apply to the grant of Incentive Stock Options, notwithstanding any other provision of the Plan to the contrary. Only employees of the Corporation or any Subsidiary Corporation may be granted Incentive Stock Options under the Plan. In the case of any Incentive Stock Option, to the extent the aggregate Fair Market Value (determined at the time such Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Corporation and any Subsidiary Corporation) exceeds $100,000, such Option shall be treated as a Nonstatutory Stock Option. In no event shall any employee who, at the time such employee would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Corporation or any Subsidiary Corporation possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Subsidiary Corporation, be eligible to receive an Incentive Stock Option under the Plan. To the extent an Incentive Stock Option is exercised more than three months following the termination of the Grantee’s employment (other than a termination resulting from the Grantee’s death or Disability), such Option shall be treated as a Nonstatutory Stock Option.

(k)	EFFECT OF CERTAIN CHANGES. (1) In the event that any extraordinary cash dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, (i) the number and kind of shares of stock which may thereafter be issued in connection with Options and SARs hereunder, (ii) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Options and SARs, (iii) the exercise price, grant price or purchase price relating to any outstanding award, and (iv) the limitations set forth in Section 5; in such equitable manner as it deems appropriate, in its sole discretion, to prevent the dilution or enlargement of rights; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. Any fractional shares resulting from such adjustment shall be disregarded.

(2) If an Acceleration Event (as defined below) shall occur while unexercisable Options or SARs remain outstanding under the Plan, such Options and SARs not theretofore exercisable by their terms shall become exercisable in full. An “Acceleration Event” shall occur if:

(A) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who on the date hereof is a director or officer of the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities;

(B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (A) or (C) of this Section 6(k)(2)) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(C) there is consummated a merger or consolidation of the Corporation with any other entity other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or

(D) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.

Following the Acceleration Event, the Committee may provide for the cancellation of all Options or SARs then outstanding. Upon such cancellation, the Corporation shall make, in exchange for each such Option or SAR, a payment either in (i) cash; (ii) shares of the successor entity; or (iii) some combination of cash or shares thereof, at the discretion of the Committee, and in each case in an amount per share subject to such Option or SAR equal to the difference between the per share exercise price of such Option or SAR and the Fair Market Value of a share of Common Stock on the date of the Acceleration Event. In the event that the Fair Market Value of a share of Common Stock on the date of the Acceleration Event is less than the per share exercise price of an Option or SAR, the Committee may cancel such Option or SAR without consideration therefor.

(3) In the event of a change in the Common Stock of the Corporation as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(4) The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(5) Except as hereinbefore expressly provided in this Section 6(k), the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option or SAR. The grant of an Option or SAR pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

(l)	RIGHTS AS A STOCKHOLDER. A Grantee or a transferee of an Option or SAR shall have no rights as a stockholder with respect to any shares covered by the Option or SAR until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(k) hereof.

(m)	PERFORMANCE GOALS. The Committee may determine that the vesting and/or payment of an Option or SAR shall be made subject to one or more Performance Goals. Performance Goals established by the Committee may be different with respect to different Grantees. The Committee shall have the authority to make equitable adjustments to any Performance Goal in recognition of unusual or nonrecurring events affecting the Corporation, its financial statements or its shares, in response to change in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, including any major settlement, judgment or any other material liability in connection with a litigation or governmental proceeding or investigation, or any gain, loss or expense related to the acquisition, disposition or discontinuance of a business or a segment of a business, or related to a change in accounting principles, or to reflect capital charges. Options or SARs granted to Executive Officers which are intended to be Performance-Based Compensation shall comply with the applicable requirements of Section 9 below. With respect to Grantees who are not Executive Officers, Performance Goals may also include such individual objective or subjective performance criteria as the Committee may, from time to time, establish. Performance Goals applicable to any Option or SAR may include a threshold level of performance below which no portion of such Award shall become vested and/or payable, and levels of performance at which specified percentages of such Award shall become vested and/or payable.

(n)	OTHER PROVISIONS. The Option Agreements and SAR Agreements authorized under the Plan may contain such other provisions, including, without limitation, the imposition of (1) restrictions upon the exercise of an Option or SAR and (2) provisions that will result in the forfeiture of an Option or SAR and/or the shares acquired thereunder in the event the Grantee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers, as the Committee shall deem advisable.

7. Terms and Conditions of Restricted Stock Awards and Restricted Unit Awards.

Each Restricted Stock Award and Restricted Unit Award granted under the Plan shall be evidenced by a written Restricted Award Agreement between the Corporation and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a)	NUMBER OF SHARES AND UNITS. The Committee shall determine the number of Restricted Shares to be awarded to a Grantee pursuant to the Restricted Stock Award and the number of Restricted Units to be awarded to a Grantee pursuant to a Restricted Unit Award.

(b)	NONTRANSFERABILITY. Except as set forth in subsections (f) and (h) of this Section 7, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares or Restricted Units awarded to said Grantee under this Plan, or any interest therein, except by will or the laws of descent and distribution, until the Restricted Period (as defined below) shall have elapsed. The Committee may also in its discretion impose such other restrictions and conditions on Restricted Shares and Restricted Units awarded as it deems appropriate including, without limitation, the imposition of provisions that will result in the forfeiture of Restricted Shares and Restricted Units in the event the Grantee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers.

In determining the Restricted Period of an award, the Committee may provide that the restrictions shall lapse with respect to specified percentages of the awarded shares or units on successive anniversaries of the date of such award or upon the satisfaction of such other conditions as the Committee may impose, including, without limitation, the attainment of one or more Performance Goals. To the extent that the vesting of a Restricted Stock Award or Restricted Unit Award is subject to the attainment of one or more Performance Goals, any rights of the Grantee to receive dividends or dividend equivalents in respect of such Restricted Stock Award or Restricted Stock Unit Award shall also be subject to the attainment of such Performance Goals, and may not be paid prior to the achievement of such Performance Goals. The Committee may require that dividend and dividend equivalents on Restricted Stock Awards and Restricted Stock Unit Awards which are subject to time-based vesting requirements may not be paid until the Restricted Period with respect to such Restricted Stock Awards or Restricted Stock Unit Award has lapsed.

In no event shall the Restricted Period end with respect to a Restricted Stock Award or Restricted Unit Award prior to the satisfaction by the Grantee of any liability arising under Section 10 hereof. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect. The period during which such restrictions on transfer, and such other restrictions as the Committee may impose, are in effect is referred to as the “Restricted Period.”

(c)	CERTIFICATES REPRESENTING RESTRICTED SHARES. The Corporation shall not be required to issue stock certificates representing Restricted Shares awarded to a Grantee until the Restricted Period related to such shares has lapsed. If any stock certificates representing Restricted Shares awarded pursuant to a Restricted Stock Award are issued prior to the lapse of the Restricted Period, such stock certificate shall bear an appropriate legend referring to such restrictions. Such certificates may be retained by the Corporation during the Restricted Period.

(d)	TERMINATION. If the Grantee’s continuous employment or service with the Corporation or any of its divisions or Subsidiary Corporations shall terminate for any reason prior to the expiration of the Restricted Period applicable to any Restricted Shares or Restricted Units granted to such Grantee, or prior to the satisfaction of any other conditions established by the Committee applicable to such Award, except as otherwise determined by the Committee, any such Restricted Shares or Restricted Units then remaining subject to restrictions (after taking into account the provisions of subsections (f) and (h) of this Section 7) shall thereupon be forfeited by the Grantee and any such Restricted Shares shall be transferred to, and reacquired by, the Corporation or its Subsidiary Corporation at no cost to the Corporation or the Subsidiary Corporation. In such event, the Grantee, or in the event of his/her death, his/her personal representative, shall, with respect to any such shares, forthwith deliver to the Secretary of the Corporation any stock certificates in the possession of the Grantee or the Grantee’s representative representing the Restricted Shares remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Corporation.

(e)	RIGHTS AS A STOCKHOLDER. Upon receipt by a Grantee of a Restricted Stock Award, the Grantee shall possess all incidents of ownership of the Restricted Shares (subject to subsection (b) of this Section 7) including, without limitation, the right to receive or reinvest dividends (to the extent declared by the Corporation and subject to any vesting as described in Subsection (b) of this Section 7) with respect to such shares and to vote such shares.

(f)	EFFECT OF CERTAIN CHANGES. The number of Restricted Shares or Restricted Units subject to a Award shall be appropriately adjusted by the Committee in the event of any circumstance described in Section 6(k)(1). Upon the occurrence of an Acceleration Event, as defined in Section 6(k)(2), all restrictions then outstanding with respect to a Restricted Stock Award shall automatically expire and be of no further force and effect. Upon the occurrence of an Acceleration Event, as defined in Section 6(k)(2), all restrictions then outstanding with respect to a Restricted Unit Award shall automatically expire and be of no further force and effect, and full payment in respect of such Restricted Unit Award shall be made as soon as practicable thereafter, but only if permissible under Section 409A; if such settlement is not permissible under Section 409A, then settlement shall occur in accordance with the other terms of the Restricted Unit Award.

(g)	PERFORMANCE GOALS. The Committee may determine that the vesting and/or payment of a Restricted Stock Award or a Restricted Unit Award shall be made subject to one or more Performance Goals. Performance Goals established by the Committee may be different with respect to different Grantees. The Committee shall have the authority to make equitable adjustments to any Performance Goal in recognition of unusual or nonrecurring events affecting the Corporation, its financial statements or its shares, in response to change in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the acquisition, disposition or discontinuance of a business or a segment of a business, or related to a change in accounting principles, or to reflect capital charges. Restricted Stock Awards or Restricted Unit Awards granted to Executive Officers which are intended to be Performance-Based Compensation shall comply with the requirements of Section 9 below. With respect to Grantees who are not Executive Officers, Performance Goals may also include such individual objective or subjective performance criteria as the Committee may, from time to time, establish. Performance Goals applicable to any Restricted Stock Award or Restricted Unit Award may include a threshold level of performance below which no portion of such Award shall become vested and/or payable, and levels of performance at which specified percentages of such Award shall become vested and/or payable.

(h)	OTHER PROVISIONS. The Committee shall have the authority (and the Restricted Award Agreement may so provide) to cancel all or any portion of any outstanding restrictions and conditions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Award or Restricted Unit Award on such terms and conditions as the Committee may deem appropriate, provided that any such cancellation with respect to Restricted Unit Awards shall only be made in compliance with the provisions of Section 409A. The Restricted Award Agreements authorized under this Plan shall contain such other provisions not inconsistent with the terms hereof as the Committee shall deem advisable. Restricted Unit Awards shall be granted with terms and conditions which comply with or are exempt from the provisions of Section 409A and shall be administered and interpreted in a manner which causes such Restricted Unit Awards to continue to comply with or be exempt from the applicable provisions of Section 409A.

8. Other Awards.

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine (“Other Awards”), which such Other Awards shall be evidenced by agreement in such form as the Committee shall from time to time approve. Without limiting the generality of the preceding sentence, each such Other Awards may (i) involve the transfer of actual shares of Common Stock to Grantees, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of phantom stock, performance shares, deferred share units, stock bonuses or share-denominated performance units, and (iv) be designed to qualify as Performance-Based Compensation; provided that to the extent that any such Other Award is subject to Section 409A, the agreement evidencing the grant of such Other Award shall contain terms and conditions (including, without limitation, deferral and payment provisions), that comply with Section 409A. To the extent the vesting of any Other Award is subject to the achievement of one or more Performance Goals, any rights of the Grantee to receive dividends or dividend equivalents in respect of such Other Awards shall be subject to the attainment of such Performance Goals, and may not be paid prior to the achievement of such Performance Goals.

9. Performance-Based Compensation.

The Committee may grant Awards intended to qualify as Performance-Based Compensation pursuant to the Plan which shall comply with and be subject to the following terms and conditions:

(a)	CALCULATION AND WRITTEN DETERMINATIONS. The amount payable with respect to Awards that are intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m). Determinations by the Committee as to the establishment of Performance Goals for any given Performance Period, the length of the Performance Period, the Performance Schedules for such Performance Period, the level of actual achievement of Performance Goals, and the amount payable with respect to Awards intended to be Performance-Based Compensation shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to Section 162(m), prior to settlement of each such Award intended to be Performance-Based Compensation, that the Performance Goals and other material terms upon which settlement of the Award was conditioned have been satisfied.

(b)	DISCRETIONARY REDUCTION. The Committee may, in its sole discretion, reduce or eliminate the amount payable to any Grantee with respect to an Award that is intended to qualify as Performance-Based Compensation, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided for by the foregoing sentence in a non-uniform manner among Grantees.

(c)	PERFORMANCE MEASURES. The performance goals upon which the payment or vesting of any Award that is intended to qualify as Performance-Based Compensation depend shall (i) be objective business criteria and shall otherwise meet the requirements of Section 162(m), including the requirements that the level or levels of performance targeted by the Committee result in the achievement of those goals being “substantially uncertain,” and (ii) relate to one or more of the Performance Goals, as determined by the Committee in its sole discretion. Performance Goals may differ for Awards made to any one Grantee or to different Grantees.

The Committee shall determine the length of the Performance Period with respect to each Award that is intended to be Performance-Based Compensation; provided that in no event shall such Performance Period be shorter than one fiscal year of the Corporation. Performance Periods may be overlapping. The Committee shall establish the Performance Targets and Performance Schedules for each Performance Period within ninety (90) days of the commencement of such Performance Period and not later than the expiration of the first 25% of the Performance Period.

The Committee may provide, in connection with the setting of the Performance Goals applicable to Awards intended to be Performance-Based Compensation, that any evaluation of performance may include or exclude certain unusual or nonrecurring events affecting the Corporation, its financial statements or its shares, including, without limitation, the following: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225-20 “Extraordinary and Unusual Items” and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses. Such inclusions or exclusions shall be prescribed in a form that meets the requirements of Section 162(m) for deductibility.

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Award that is not intended to qualify as Performance-Based Compensation that relate to performance other than the Performance Goals. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Awards in a way that disqualifies them as Performance-Based Compensation.

In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the Performance Goals without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

10. Withholding Taxes.

When a Grantee or other person becomes entitled to receive shares of Common Stock or cash pursuant to the exercise of an Option or SAR or upon the lapse of restrictions relating to a Restricted Stock Award, or to receive a cash payment or shares with respect to a Restricted Unit Award or Other Award upon the lapse of restrictions relating thereto, the Corporation shall have the right to require the Grantee or such other person to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Committee or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Corporation to withhold from the shares of Common Stock or cash otherwise payable (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation (which shall be calculated at the minimum required statutory rate) or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Corporation previously-owned shares of Common Stock having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

11. Term of Plan.

Unless terminated earlier by the Board, the term of this Plan shall be 10 years from the date the Plan was amended as of March 6, 2013. No Award shall be granted pursuant to this Plan later than March 6, 2023, but Awards theretofore granted may extend beyond that date in accordance with their terms.

12. Amendment and Termination of the Plan.

The Board may, at any time and from time to time, suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously made, unless the written consent of the Grantee is obtained. Furthermore, except as provided in Section 6 hereof, no modification or amendment of the Plan shall be made that, without the approval of stockholders, would:

(a) increase the total number of shares reserved for the purpose of the Plan;

(b) reduce the exercise price for Options or SARs by repricing or replacing such Awards; or

(c) otherwise require approval under applicable law or the rules of the New York Stock Exchange (or such other national stock exchange upon which the Common Stock is listed) or to satisfy the requirements of Section 162(m).

Other than as expressly provided in Section 6(k) herein, the Committee shall not have the authority to cancel any outstanding Option or SAR in exchange for cash, securities or another Award, or the issuance of a new Option or SAR (as applicable) in its place with a lower exercise price; provided, however, that this sentence shall not prohibit an exchange offer whereby the Corporation provides certain Grantees with an election to cancel an outstanding Option or SAR and receive cash or a grant of a new Option or SAR (as applicable) at a future date if such exchange offer only occurs with stockholder approval. Notwithstanding the foregoing, the Committee shall have the authority to amend the Plan and any award made hereunder to the extent necessary to cause the Plan or such award to comply with the provisions of Section 409A and such amendment shall not require the consent of the Grantee.

13. Effective Date.

The Plan was initially adopted on March 11, 2003 by the Board of Directors. The Amended and Restated Plan dated March 6, 2013 is subject to approval by the shareholders of the Corporation.

14. Code Section 409A.

The Corporation intends that the Plan and each Award made hereunder that is subject to Section 409A shall comply with Section 409A and that the Plan shall be interpreted, operated and administered accordingly. In the event any term and/or condition of an Award made hereunder would cause the application of an accelerated or additional tax under Section 409A, such term and/or condition shall be restructured, to the extent possible, in a manner, determined by the Committee, that does not cause such an accelerated or additional tax. Any reservation of rights by the Corporation hereunder affecting the timing of payment of any Award subject to Section 409A will only be as broad as is permitted by Section 409A. Notwithstanding anything herein to the contrary, in no event shall the Corporation or the Committee be liable for the payment of or gross up in connection with any taxes and or penalties owed by the Participant pursuant to Section 409A.

15. Clawback Policies.

Notwithstanding anything in the Plan to the contrary, the Corporation will be entitled, to the extent permitted or required by applicable law, Corporation policy and/or the requirements of an exchange on which the Corporation’s shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Corporation or any of its Affiliates at any time to a Grantee under this Plan and each Grantee, by accepting an Award pursuant to this Plan, agrees to comply with any Corporation request or demand for such recoupment.

16. Miscellaneous.

(a)	EFFECT OF HEADINGS. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

(b)	COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the other obligations of the Corporation under the Plan and any agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock under any Award as the Corporation may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

(c)	NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Corporation or any of its divisions or Subsidiary Corporations, to be entitled to any remuneration or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the Corporation or such division or Subsidiary Corporation to terminate such Grantee’s employment.

(d)	GRANTEE RIGHTS. No Grantee shall have any claim to be made any Award under the Plan, and there is no obligation for uniformity of treatment for Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a stock certificate for such shares.

(e)	BENEFICIARY. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

17. Governing Law.

The Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

IN SUPPORT OF OUR COMPANY’S GREEN INITIATIVE, THIS PROXY STATEMENT WAS PRINTED ON FSC® CERTIFIED PAPER.

ANN INC. 7 TIMES SQUARE, 5TH FLOOR NEW YORK, NY 10036

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date or by 11:59 p.m. Eastern Time on the cut-off date indicated in the Company’s proxy statement. Have your proxy card in hand when you access the web site and follow the instructions so that you may vote electronically.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or by 11:59 p.m. Eastern Time on the cut-off date indicated in the Company’s proxy statement. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M56243-P34310	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANN INC.
The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5.
1.	To elect the following three Class I directors to the Board of Directors of the Company:
	Nominees:	For	Against	Abstain		For	Against	Abstain
	1a. Michelle Gass	☐	☐	☐	3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.	☐	☐	☐
	1b. Daniel W. Yih	☐	☐	☐	4. To approve amendments to the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors.	☐	☐	☐
	1c. Michael C. Plansky	☐	☐	☐	5. To approve amendments to the Company’s 2003 Equity Incentive Plan.	☐	☐	☐
2.	To approve, by non-binding, advisory vote, the Company’s executive compensation.	☐	☐	☐
You may also vote on such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

The 2013 Annual Meeting of the Stockholders of ANN INC. (the “Company”) will be held at 8:00 A.M., local time, on Thursday, May 30, 2013, at the Company’s offices at 7 Times Square, 5th floor, New York, New York 10036, for the purposes listed on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

Admission Ticket

This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. If you plan on attending the Annual Meeting in person, please bring, in addition to this Admission Ticket, a government-issued picture identification.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M56244-P34310

ANN INC.

7 Times Square, 5th Floor

New York, NY 10036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

The stockholder(s) hereby appoint(s) Kay Krill, Michael J. Nicholson and Katherine H. Ramundo, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ANN INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, Eastern Time on May 30, 2013 at the Company’s offices, and at any adjournment or postponement thereof.

To the extent the undersigned holds shares of common stock of the Company through participation in the Company’s Associate Discount Stock Purchase Plan and/or the 401(k) Savings Plan, the undersigned is hereby providing instructions to the respective plan administrator on how to vote the shares which the undersigned is entitled to vote in connection with the Annual Meeting of Stockholders. If a signed proxy card is not returned and received by 11:59 p.m. Eastern Daylight Time (EDT) on May 28, 2013, in the case of shares held through the Associate Discount Stock Purchase Plan, the custodian will not vote those shares. If a signed proxy card is not returned and received by 11:59 p.m. EDT on May 27, 2013, in the case of Company shares held through the 401(k) Savings Plan, the trustee will vote those shares in the same proportion as it voted shares for which it received instructions.

If no choice is specified, the proxy will be voted “FOR” the persons nominated as directors by the Board of Directors, and “FOR” proposals 2, 3, 4 and 5. The proxies listed above will vote in their discretion with respect to any other matters that may properly come before the Annual Meeting and all adjournments and postponements thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side